--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                   DIVERSIFIED
                              LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
                       SEMI-ANNUAL REPORT | APRIL 30, 2002


                        [LOGO SMITH BARNEY MUTUAL FUNDS]
                YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(SM)
--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

[PHOTO OMITTED]   SEMI-ANNUAL REPORT o APRIL 30, 2002

                  SMITH BARNEY DIVERSIFIED
                  LARGE CAP GROWTH FUND

                  AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2002 (UNAUDITED)*

--------------------------------------------------------------------------------
BRIAN ROUTLEDGE
Brian Routledge has 15 years of securities business experience and leads a team of equity managers in the day-to-day management of the Fund. Mr. Routledge holds a BS in Finance with high honors from St. John's University.

FUND OBJECTIVE
The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal.

FUND FACTS

FUND INCEPTION
-------------------------------------------------
October 19, 1990


MANAGER INVESTMENT
INDUSTRY EXPERIENCE
-------------------------------------------------
15 Years


                 Class A   Class B    Class L
-------------------------------------------------
NASDAQ            CFLGX     CLCBX      SMDLX
-------------------------------------------------
Inception       10/19/90    1/4/99    9/22/00
-------------------------------------------------

--------------------------------------------------------------------------------

                        WITHOUT SALES CHARGES(1)
                  Class A      Class B      Class L
--------------------------------------------------------
Six Months**      (2.66)%      (3.02)%       (3.02)%
--------------------------------------------------------
One-Year         (12.81)%     (13.51)%      (13.52)%
--------------------------------------------------------
Five-Year          5.10%          --            --
--------------------------------------------------------
Ten-Year           9.41%          --            --
--------------------------------------------------------
Since Inception+  11.02%       (8.00)%      (21.85)%
--------------------------------------------------------

                        WITH SALES CHARGES(2)
                  Class A      Class B      Class L
--------------------------------------------------------
Six Months**      (7.53)%      (7.86)%       (3.99)%
--------------------------------------------------------
One-Year         (17.17)%     (17.83)%      (14.38)%
--------------------------------------------------------
Five-Year          4.02%          --            --
--------------------------------------------------------
Ten-Year           8.85%          --            --
--------------------------------------------------------
Since Inception+  10.52%       (8.44)%      (22.34)%
--------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Class L shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are October 19,1990, January 4, 1999 and September 22, 2000, respectively.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**   Not Annualized

--------------------------------------------------------------------------------

WHAT'S INSIDE
Fund at a Glance ........................................  1
Letter to our Shareholders ..............................  2
Portfolio of Investments ................................  4
Statement of Assets and Liabilities .....................  6
Statement of Operations .................................  7
Statement of Changes in Net Assets ......................  8
Financial Highlights ....................................  9
Notes to Financial Statements ........................... 12


[LOGO SMITH BARNEY MUTUAL FUNDS]
Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
Investment Products:    Not FDIC Insured  o  No Bank Guarantee o May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND AT A GLANCE  (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN SHARES OF THE
SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND CLASS A VS. S&P 500
BARRA GROWTH INDEX
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

A $10,000 investment in the Fund made ten years ago would have grown to $23,356 including sales charge (as of 4/30/02). The graph shows how the Fund compares to its benchmark over the same period.

[REPRESENTATION OF PLOT POINTS IN LINE GRAPH IN PRINTED PIECE.]

                      SMITH BARNEY
                      DIVERSIFIED
                       LARGE CAP              S&P 500 BARRA
                      FUND CLASS A             GROWTH INDEX
                     ---------------          --------------
4/30/92                   9500                      10000
5/31/92                 9476.6                      10078
6/30/92                9174.48                    9869.39
7/31/92                9565.89                    10314.5
8/31/92                9299.73                    10195.9
9/30/92                9503.26                    10316.2
10/31/92               9745.93                    10470.9
11/30/92               10286.1                      10894
12/31/92                 10373                    10965.9
1/31/93                10427.9                    10847.4
2/28/93                10278.9                    10759.6
3/31/93                10874.8                    10911.3
4/30/93                10702.3                    10408.3
5/31/93                  11008                    10778.8
6/30/93                10900.8                    10687.2
7/31/93                10759.5                      10467
8/31/93                11246.1                    10849.1
9/30/93                11277.5                    10683.1
10/31/93               11434.4                    11080.5
11/30/93               11293.2                    11072.8
12/31/93                 11645                    11150.3
1/31/94                  11881                    11388.9
2/28/94                11692.2                      11185
3/31/94                11172.9                    10668.3
4/30/94                11377.5                    10716.3
5/31/94                11605.6                      10891
6/30/94                11272.6                      10659
7/31/94                11625.4                      10999
8/31/94                  11914                    11586.4
9/30/94                11609.3                    11420.7
10/31/94               11825.8                    11686.8
11/30/94               11432.9                    11303.4
12/31/94               11597.8                      11499
1/31/95                11671.7                    11784.2
2/28/95                12082.1                    12243.8
3/31/95                12377.5                    12628.2
4/30/95                12508.9                    12956.5
5/31/95                12911.1                    13420.4
6/30/95                13115.5                    13934.4
7/31/95                13529.8                    14378.9
8/31/95                13397.2                    14331.4
9/30/95                13803.2                    15039.4
10/31/95               13844.6                    15159.7
11/30/95               14590.3                    15705.5
12/31/95               14792.8                      15883
1/31/96                15179.8                    16489.7
2/29/96                15274.4                    16639.7
3/31/96                15549.6                    16569.8
4/30/96                  15670                      16893
5/31/96                15953.9                    17514.6
6/30/96                16129.8                    17733.6
7/31/96                15209.1                      16916
8/31/96                15617.3                    17166.4
9/30/96                16485.9                    18357.7
10/31/96               16494.6                    18756.1
11/30/96               17415.3                    20157.2
12/31/96               16840.4                    19691.6
1/31/97                  17837                    21233.4
2/28/97                  17717                    21411.8
3/31/97                16785.1                    20395.2
4/30/97                18215.3                      22041
5/31/97                19119.7                    23348.1
6/30/97                  20055                    24531.8
7/31/97                21457.6                    26474.7
8/31/97                20016.1                    24714.2
9/30/97                20951.1                    25974.6
10/31/97               20590.7                    25192.8
11/30/97                 21779                    26560.7
12/31/97                 22125                    26887.4
1/31/98                22672.6                    27790.8
2/28/98                24266.9                    29721.8
3/31/98                25435.2                    31258.4
4/30/98                25459.5                    31520.9
5/31/98                24802.4                    30887.4
6/30/98                26822.6                    33086.5
7/31/98                26469.7                    33066.7
8/31/98                23037.7                    28764.7
9/30/98                24753.7                    30689.1
10/31/98               26128.9                    33260.8
11/30/98               27613.6                    35513.9
12/31/98               30352.4                    38215.1
1/31/99                31688.2                    40548.9
2/28/99                30167.3                    38958.2
3/31/99                31569.2                    40845.3
4/30/99                30511.1                    40766.1
5/31/99                29439.9                    39577.7
6/30/99                31701.4                    42410.3
7/31/99                30577.3                    41068.4
8/31/99                30934.3                    41638.1
9/30/99                  30736                    40929.4
10/31/99               32296.6                    43759.7
11/30/99                 33262                    45631.7
12/31/99               35566.4                    49009.8
1/31/00                33224.7                    45744.8
2/29/00                33209.5                    46704.9
3/31/00                36478.8                    51024.2
4/30/00                34836.5                    48498.5
5/31/00                33285.5                    46521.2
6/30/00                35610.3                      50275
7/31/00                34971.5                    48036.8
8/31/00                37298.8                    50819.1
9/30/00                34165.2                    45858.1
10/31/00               33328.6                    44665.4
11/30/00               30362.3                    39917.4
12/31/00               29178.5                      38189
1/31/01                  30390                      39277
2/28/01                27007.8                      34662
3/31/01                24651.9                    31538.6
4/30/01                  26789                    34356.9
5/31/01                26839.5                    34438.3
6/30/01                26452.5                    33971.3
7/31/01                26570.2                    33882.3
8/31/01                24601.5                    31607.1
9/30/01                23070.2                      29486
10/31/01               23995.7                    30570.4
11/30/01                 25914                    33278.1
12/31/01                 25813                    33326.3
1/31/02                25644.7                    33274.7
2/28/02                24870.7                    32292.4
3/31/02                25442.8                    33061.9
4/30/02                23356.2                    30696.3

The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

Notes: ALL FUND PERFORMANCE NUMBERS REPRESENT PAST PERFORMANCE, AND ARE NO GUARANTEE OF FUTURE RESULTS. The Fund's share price and investment return will fluctuate so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors and reflect voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund's returns would have been lower. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The maximum sales charge of 5.00% went into effect on January 4, 1999. Investors may not invest directly in an index.

--------------------------------------------------------------------------------
                            TOP TEN EQUITY HOLDINGS*
--------------------------------------------------------------------------------

 1. GENERAL ELECTRIC CO. .......................  7.01%

 2. MICROSOFT CORP. ............................  6.48

 3. WAL-MART STORES INC. .......................  5.83

 4. PFIZER INC. ................................  5.20

 5. JOHNSON & JOHNSON ..........................  5.09

 6. INTEL CORP. ................................  4.23

 7. INTERNATIONAL BUSINESS MACHINES CORP. ......  3.39

 8. COCA COLA CO. ..............................  3.31

 9. HOME DEPOT .................................  3.22

10. MERCK & CO. INC. ...........................  3.01

* As a percentage of total investments. Information as of 4/30/02, subject to change.

--------------------------------------------------------------------------------
                              PORTFOLIO BREAKDOWN
--------------------------------------------------------------------------------

[REPRESENTATION OF DATA IN PIE CHART IN PRINTED PIECE.]

Healthcare                                19.7%
Consumer Non-Durable                      11.8%
Retail                                    11.7%
Computer & Telecommunication
 Equipment                                10.7%
Computer Software                         10.0%
Finance                                    8.5%
Conglomerates                              8.3%
Semi-Conductors                            7.8%
Pharmaceuticals                            7.1%
Commericial Services                       2.7%
**Short-Term                               1.0%
Consumer Services                          0.7%

** Includes cash and net other assets. Information as of 4/30/02, subject to change.

                1 SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND
                    | 2002 Semi-annual Report to Shareholders

DEAR SHAREHOLDER:

Enclosed herein is the semi-annual report for the Smith Barney Diversified Large Cap Growth Fund ("Fund") for the six-month period ended April 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's holdings and performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE

For the six months ended April 30, 2002, the Fund's Class A shares, without sales charges, returned negative 2.66%. In comparison, the S&P Barra Growth Index1 returned 0.41% for the same period. Past performance is not indicative of future results.

SPECIAL SHAREHOLDER NOTICE

Brian O'Toole, who served along with Brian Routledge as a portfolio manager of the Fund since July 2001, has resigned his position with the manager. Effective June 2002, Brian Routledge leads the team responsible for the management of the Fund.

INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of U.S. large cap issuers and related investments. Companies that have market capitalizations within the top 1,000 stocks of the equity market are considered large cap issuers.

The manager uses a growth approach, emphasizing well-established companies believed to have superior management teams. The manager looks principally for issuers with long histories of strong, relatively predictable earnings growth rates and the products and strategies for continuing above-average growth. The manager seeks issuers that build earnings by increasing sales, productivity and market share rather than by cutting costs, and also emphasizes companies with what we view as stable financial characteristics and low debt levels.

MARKET AND FUND REVIEW

The period was marked by great volatility for the U.S. economy and the stock market in general. Growth stocks2 continued to underperform relative to value stocks,3 and the relative performance gap became extreme by historical standards. There is mounting evidence that the global economy is emerging from a difficult period that caused substantial profit pressure for U.S. growth companies over the past eighteen months. This evidence is highlighted by the most recent 1st quarter U.S. Gross Domestic Product ("GDP")4 growth.

During the period the Fund reduced its exposure to major pharmaceutical firms that the manager believes could experience profit pressures from new competition. The Fund also took profits in more defensive areas of consumer groups where the manager believed current valuations appeared to adequately reflect the reality of slow secular growth potential. After benefiting from lower exposure to more cyclical technology companies compared to the Fund's benchmark during the prior year, the Fund selectively added to some semiconductor and software exposure as the manager believes valuations became more attractive and growth expectations became more achievable.

----------
(1) THE S&P BARRA GROWTH INDEX IS A CAPITALIZATION-WEIGHTED INDEX COMPOSED OF STOCKS OF THE S&P 500 INDEX WITH LOWER BOOK-TO-PRICE RATIOS RELATIVE TO THE S&P 500 INDEX AS A WHOLE. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

(2) GROWTH STOCKS ARE SHARES OF COMPANIES BELIEVED TO EXHIBIT THE POTENTIAL FOR FASTER-THAN-AVERAGE GROWTH WITHIN THEIR INDUSTRIES.

(3) VALUE STOCKS ARE SHARES THAT ARE CONSIDERED TO BE INEXPENSIVE RELATIVE TO THEIR ASSET VALUES OR EARNING POWER.

(4) GROSS DOMESTIC PRODUCT ("GDP") IS THE MARKET VALUE OF THE GOODS AND SERVICES PRODUCED BY LABOR AND PROPERTY IN THE U.S. GDP COMPRISES CONSUMER AND GOVERNMENT PURCHASES, PRIVATE DOMESTIC INVESTMENTS AND NET EXPORTS OF GOODS AND SERVICES.

               2 SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND |
                     2002 Semi-annual Report to Shareholders

Thoughout the period, the greatest contributor to the Fund's performance was sector selection, specifically, the Fund relative position in the Financials and Telecommunication Services sectors. Additionally, the managers stock selection in the Consumer Staples sector also contributed positively to the performance compared to the benchmark. Within the S&P Barra Growth Index benchmark, the most significant positive contribution came from the Consumer Staples, Consumer Discretionary, and Financials sectors, while the Information Technology and Health Care sectors had the largest negative impact to performance.

MARKET AND FUND OUTLOOK

The manager believes the U.S. economy is improving following a relatively mild recession in 2001. The manager revised its forecast for the full year 2002 GDP growth upward to about 3.4%, following the impressive first quarter GDP growth of 5.8%. As the economy begins to rebound, the manager believes the extremely accommodative monetary conditions put in place by the U.S. Federal Reserve Board ("Fed") during 2002 may have a strong positive effect on economic growth. With the federal funds rate ("fed funds rate")5 currently at 1.75% and a neutral policy bias, the manager believes the next move will probably be to tighten (i.e., increase) moderately the fed funds rate.

Business investment, in both inventories and fixed investment, has been the economy's weakest component over the past two years, and appears set to rebound going forward. A slowing of the inventory correction, followed by inventory restocking, is expected to give the economy a strong boost over the next several quarters. Strengthening business fixed investment, particularly in non-communications technology industries, is also expected to contribute to the rebound. The manager believes that inflation will remain at current lower levels for much of 2002, as competitive pressures in the early stages of economic recovery are likely to keep downward pressure on prices.

Thank you for your investment in the Smith Barney Diversified Large Cap Growth Fund and your continued confidence in our investment approach.

Sincerely,

/s/ Heath B. McLendon               /s/ Brian Routledge

    Heath B. McLendon                   Brian Routledge
    Trustee                             Portfolio Manager

MAY 17, 2002

THE INFORMATION PROVIDED IN THIS COMMENTARY REPRESENTS THE OPINION OF THE FUND'S MANAGER AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE FUND'S INVESTMENT PORTFOLIO. PLEASE REFER TO PAGES 4 THROUGH 5 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE FUND'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE FUND'S HOLDINGS IS AS OF APRIL 30, 2002 AND THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

----------
(5) THE FED FUNDS RATE IS THE INTEREST RATE THAT BANKS WITH EXCESS RESERVES AT A FEDERAL RESERVE DISTRICT BANK CHARGE OTHER BANKS THAT NEED OVERNIGHT LOANS. THE FED FUNDS RATE OFTEN POINTS TO THE DIRECTION OF U.S. INTEREST RATES.

               3 SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND |
                     2002 Semi-annual Report to Shareholders

================================================================================
PORTFOLIO OF INVESTMENTS (UNAUDITED)                             APRIL  30, 2002
================================================================================

     SHARES     SECURITY                                                VALUE
================================================================================
COMMON STOCKS -- 99.0%
COMPUTER SOFTWARE -- 10.0%
    317,537     Microsoft Corp.*                                     $16,594,484
     19,500     National Instruments Corp.                              *749,385
    425,596     Oracle Corp.*                                          4,272,984
     58,000     Siebel Systems Inc.*                                   1,403,020
     88,000     Veritas Software Corp.*                                2,493,920
--------------------------------------------------------------------------------
                                                                      25,513,793
--------------------------------------------------------------------------------
COMPUTER & TELECOMMUNICATIONS EQUIPMENT -- 10.7%
     18,000     Adobe Systems Inc.                                       719,280
     11,000     CDW Computer Centers, Inc.                              *602,800
    406,669     Cisco Systems Inc.*                                    5,957,701
     38,000     Comverse Technology, Inc.                               *457,140
    174,586     Dell Computer Corp.*                                   4,598,595
    128,268     EMC Corp.*                                             1,172,369
    103,543     International Business Machines Corp.                  8,672,762
    189,100     Network Appliance Inc.*                                3,299,795
    225,704     Sun Microsystems Inc.*                                 1,846,259
--------------------------------------------------------------------------------
                                                                      27,326,701
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 2.7%
     55,700     Automatic Data Processing Inc.                         2,831,788
     49,240     Concord EFS Inc.*                                      1,604,732
     63,392     Paychex Inc.                                           2,366,423
--------------------------------------------------------------------------------
                                                                       6,802,943
--------------------------------------------------------------------------------
CONGLOMERATES -- 8.3%
     20,300     3M Co.                                                 2,553,740
    569,432     General Electric Co.                                  17,965,580
     46,200     Tyco International Ltd.                                  852,390
--------------------------------------------------------------------------------
                                                                      21,371,710
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 11.8%
     39,500     Anheuser-Busch Companies, Inc.2,093,500
     26,500     Cardinal Health Inc.                                   1,835,125
    152,631     Coca Cola Co.                                          8,472,547
    120,414     PepsiCo Inc.                                           6,249,487
    106,900     Philip Morris Cos., Inc.                               5,818,567
     53,000     Procter & Gamble Co.                                   4,783,780
     38,000     SYSCO Corp.                                            1,102,380
--------------------------------------------------------------------------------
                                                                      30,355,386
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 0.7%
     52,267     Carnival Corp.                                         1,741,014
--------------------------------------------------------------------------------
FINANCE -- 8.5%
     11,500     American International Group, Inc.*                      794,880
     62,916     Bank of New York Inc.                                  2,302,096
     75,624     Fannie Mae                                             5,969,002
     53,093     Freddie Mac                                            3,469,628
     44,614     MBNA Corp.                                             1,581,566
     24,846     Marsh & McLennan Companies Inc.                        2,511,434
     38,584     Morgan Stanley Dean Witter & Co.                       1,841,228
     14,800     Northern Trust Corp.                                     786,176

                       SEE NOTES TO FINANCIAL STATEMENTS.

               4 SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND |
                     2002 Semi-annual Report to Shareholders

================================================================================
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)                  APRIL 30, 2002
================================================================================
     SHARES     SECURITY                                                VALUE
================================================================================
FINANCE -- (CONTINUED)
     44,000     State Street Corp.                                    $2,248,840
      7,500     The Bisys Group, Inc.*                                   256,500
--------------------------------------------------------------------------------
                                                                      21,761,350
--------------------------------------------------------------------------------
HEALTHCARE -- 19.7%
     91,781     Abbott Laboratories                                    4,951,585
    121,194     Bristol Myers Squibb Co.                               3,490,387
     94,507     Eli Lilly & Co.                                        6,242,187
    204,354     Johnson & Johnson                                     13,050,046
    141,727     Merck & Co Inc.                                        7,701,445
    366,247     Pfizer Inc.                                           13,313,078
     61,820     Schering-Plough Corp.                                  1,687,686
--------------------------------------------------------------------------------
                                                                      50,436,414
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 7.1%
     57,305     Amgen Inc.*                                            3,030,288
     28,400     Biomet, Inc.                                             801,732
     55,240     Health Management Associates*                          1,178,822
     94,933     Medtronic Inc.                                         4,242,556
     52,000     Pharmacia Corp.                                        2,143,960
     18,500     Techne Corp.*                                            493,765
    111,000     Wyeth                                                  6,327,000
--------------------------------------------------------------------------------
                                                                      18,218,123
--------------------------------------------------------------------------------
RETAIL -- 11.7%
     28,011     Bed Bath & Beyond Inc.*                                1,041,169
     25,000     CVS Corporation                                          837,000
    178,087     Home Depot                                             8,257,894
     24,700     TJX Companies Inc.                                     1,076,426
    102,128     Walgreen Co.                                           3,857,375
    267,249     Wal-Mart Stores Inc.                                  14,928,529
--------------------------------------------------------------------------------
                                                                      29,998,393
--------------------------------------------------------------------------------
SEMI-CONDUCTORS -- 7.8%
     46,028     Altera Corp.*                                            946,336
    378,768     Intel Corp.                                           10,836,552
     95,100     Linear Technologies Corp.                              3,695,586
     20,000     Maxim Integrated Products, Inc.                         *996,000
     14,000     QLogic Corp.*                                            639,940
     97,000     Texas Instruments Inc.                                 3,000,210
--------------------------------------------------------------------------------
                                                                      20,114,624
--------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Identified Cost-- $287,053,932)                     253,640,451
================================================================================
REPURCHASE AGREEMENT -- 1.0%
                State Street Repurchase Agreement,
                  1.84% due 5/1/02 proceeds at
                  maturity $2,513,128 (Fully
                  Collateralized by Freddie
                  Mac, 4.50% due 5/16/03 Valued
                  at $2,564,138); (Identified
                  Cost -- $2,513,000)                                  2,513,000
================================================================================
               TOTAL INVESTMENTS
               (Identified Cost-- $289,566,932)                     $256,153,451
================================================================================

* NON-INCOME PRODUCING SECURITY.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                5 SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND
                    | 2002 Semi-annual Report to Shareholders

================================================================================
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                   APRIL 30, 2002
================================================================================

ASSETS:
     Investment at value (Note 1A) (Identified Cost, $287,053,932)                           $ 253,640,451
     Short-term holdings at amortized cost (Note1A)(Identified Cost, $2,513,000)                 2,513,000
     Cash                                                                                              498
     Receivable for investment sold                                                                976,711
     Dividend and interest receivable                                                              155,379
     Receivable for shares of beneficial interest sold                                              31,513
----------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                              257,317,552
----------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payables for investment purchased                                                           1,580,213
     Payable for shares of beneficial interest repurchased                                         168,481
     Management fees payable (Note 2)                                                               85,131
     Service fees payable (Note 3)                                                                  64,240
     Accrued expenses and other liabilities                                                        166,041
----------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                           2,064,106
----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                    $255,253,446
==========================================================================================================
NET ASSETS CONSIST OF:
     Paid-in capital                                                                          $309,800,229
     Accumulated net investment loss                                                               (74,095)
     Unrealized depreciation                                                                   (33,413,481)
     Accumulated net realized loss                                                             (21,059,207)
----------------------------------------------------------------------------------------------------------
     TOTAL                                                                                    $255,253,446
==========================================================================================================
COMPUTATION OF
CLASS A SHARES:
     Net Asset Value per share ($241,320,768/17,387,302 shares outstanding)                         $13.88
     Offering Price per share ($13.88 / 0.95)                                                       $14.61*
----------------------------------------------------------------------------------------------------------
CLASS B SHARES:
     Net Asset Value per share and offering price ($13,494,385/998,652 shares outstanding)          $13.51**
==========================================================================================================
CLASS L SHARES:
     Net Asset Value per share and offering price ($438,293/30,988 shares outstanding)              $14.14
     Offering Price per share ($14.14 / 0.99)                                                       $14.28
==========================================================================================================

 * BASED UPON SINGLE PURCHASES OF LESS THAN $25,000.
** REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY APPLICABLE
   CONTINGENT DEFERRED SALES CHARGES.


                       SEE NOTES TO FINANCIAL STATEMENTS.

               6 SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND |
                     2002 Semi-annual Report to Shareholders

================================================================================
STATEMENT OF OPERATIONS (UNAUDITED)
================================================================================
FOR THE SIX MONTHS ENDED APRIL 30, 2002

INVESTMENT INCOME (NOTE 1B):
     Dividend Income                                                 $1,397,117
     Interest Income                                                     75,411
--------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                          1,472,528
--------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                         1,275,958
     Service fees Class A (Note 3)                                      335,238
     Service fees Class B (Note 3)                                       75,083
     Service fees Class L (Note 3)                                        1,698
     Transfer agent fees                                                 72,975
     Audit fees                                                          37,995
     Shareholder reports                                                 29,691
     Legal fees                                                          28,643
     Blue sky fees                                                       25,984
     Custody and fund accounting fees                                     7,593
     Trustees fees                                                        6,472
     Other                                                               16,048
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                   1,913,378
     Less: aggregate amount waived by the Manager (Note 2)             (366,755)
--------------------------------------------------------------------------------
     NET EXPENSES                                                      1,546,623
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                     (74,095)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     Net realized loss from investment transactions                  (3,322,895)
     Unrealized depreciation                                         (2,716,859)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS                    (6,039,754)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(6,113,849)
================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.


               7 SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND |
                     2002 Semi-annual Report to Shareholders

===================================================================================================================================
STATEMENT OF CHANGES IN NET ASSETS
===================================================================================================================================

                                                                                           SIX MONTHS ENDED
                                                                                            APRIL 30, 2002          YEAR ENDED
                                                                                             (unaudited)        OCTOBER 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
     Net investment loss                                                                   $     (74,095         $     (548,593)
     Net realized loss                                                                        (3,322,895)           (16,489,957)
     Unrealized depreciation                                                                  (2,716,859)          (101,857,377)
-----------------------------------------------------------------------------------------------------------------------------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     (6,113,849)          (118,895,927)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized gain Class A                                                                      --              (33,473,456)
     Net realized gain Class B                                                                      --               (1,926,859)
     Net realized gain Class L                                                                      --                   (3,916)
------------------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                      --              (35,404,231)
------------------------------------------------------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 6):
CLASS A
     Net proceeds from sale of shares                                                          1,624,441              7,484,061
     Net asset value of shares issued to shareholders from reinvestment of distributions            --               33,423,247
     Cost of shares repurchased                                                              (16,470,149)           (54,475,485)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Class A                                                                           (14,845,708)           (13,568,177)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B
     Net proceeds from sale of shares                                                            512,197                754,192
     Net asset value of shares issued to shareholders from reinvestment of distributions            --                1,816,021
     Cost of shares repurchased                                                               (1,113,022)            (3,885,398)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Class B                                                                              (600,825)            (1,315,185)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS L
     Net proceeds from sale of shares                                                            277,082                274,115
     Net asset value of shares issued to shareholders from reinvestment of distributions            --                    3,916
     Cost of shares repurchased                                                                  (16,031)               (81,913)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Class L                                                                               261,051                196,118
-----------------------------------------------------------------------------------------------------------------------------------
     NET DECREASE IN NET ASSETS FROM
     TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST                                           (15,185,482)           (14,687,244)
-----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS                                                                   (21,299,331)          (168,987,402)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of period                                                                     276,552,777            445,540,179
-----------------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD                                                                          $255,253,446           $276,552,777
===================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

               8 SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND |
                    2002 Semi-annual Report to Shareholders

===================================================================================================================================
FINANCIAL HIGHLIGHTS
===================================================================================================================================

                                          SIX MONTHS
                                             ENDED                                                        TEN MONTHS
                                            APRIL 30,              YEAR ENDED OCTOBER 31,                   ENDED       YEAR ENDED
                                              2002        --------------------------------------------    OCTOBER 31,   DECEMBER 31,
CLASS A SHARES                            (unaudited)      2001        2000      1999            1998        1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $14.26     $21.91      $24.42     $21.47         $21.14      $18.25         $17.20
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
    Net investment income (loss)              (0.012)    (0.021)     (0.084)    (0.079)+       (0.022)+     0.031          0.122
    Net realized and unrealized gain (loss)   (0.368)    (5.851)      1.021      4.944          4.735       4.016          2.250
-----------------------------------------------------------------------------------------------------------------------------------
Total From Operations                         (0.380)    (5.872)      0.937      4.865          4.713       4.047          2.372
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
    Net investment income                          --        --          --         --         (0.012)     (0.030)        (0.118)
    Net realized gain                              --    (1.778)     (3.447)    (1.915)        (4.371)     (1.127)        (1.204)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                --    (1.778)     (3.447)    (1.915)        (4.383)     (1.157)        (1.322)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $13.88     $14.26      $21.91     $24.42         $21.47      $21.14         $18.25
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period
     (000's omitted)                        $241,321    $261,864   $421,307   $513,883       $378,380    $248,161       $228,954
    Ratio of expenses to average net assets     1.05%*     1.05%       1.05%      1.05%          1.05%       1.05%*         1.05%
    Ratio of net investment income (loss)
      to average net assets                    (0.01)%*   (0.12)%     (0.33)%    (0.34)%        (0.11)%      0.18%*         0.67%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                   (2.66)%** (28.00)%      3.20%     23.60%         26.90%      22.27%**       13.84%
===================================================================================================================================
PORTFOLIO TURNOVER RATE                           14%        29%         80%       108%            53%        103%            90%
===================================================================================================================================

NOTE: IF AGENTS OF THE FUND FOR THE PERIODS INDICATED HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES THE NET INVESTMENT INCOME
(LOSS) PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

   Net investment income (loss) per share    $(0.032)   $(0.062)    $(0.143)   $(0.131)+      $(0.078)+   $(0.023)        $0.067
   RATIOS:
   Expenses to average net assets               1.31%*     1.29%       1.29%      1.27%          1.32%       1.35%*         1.35%
   Net investment income (loss)
     to average net assets                     (0.27)%*   (0.36)%     (0.57)%    (0.56)%        (0.38)%     (0.12)%*        0.37%
===================================================================================================================================

  * ANNUALIZED
 ** NOT ANNUALIZED
  + THE PER SHARE AMOUNTS WERE COMPUTED USING A MONTHLY AVERAGE NUMBER OF SHARES
    OUTSTANDING DURING THE YEAR.


                       SEE NOTES TO FINANCIAL STATEMENTS.

               9 SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND |
                     2002 Semi-annual Report to Shareholders

====================================================================================================================================
FINANCIAL HIGHLIGHTS (CONTINUED)
====================================================================================================================================

                                                            SIX MONTHS                                      JANUARY 4, 1999
                                                               ENDED            YEAR ENDED OCTOBER 31,       (COMMENCEMENT
                                                          APRIL 30, 2002        ----------------------     OF OPERATIONS) TO
CLASS BSHARES                                               (unaudited)          2001            2000       OCTOBER 31, 1999
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                          $13.93            $21.61          $24.28            $22.73
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
     Net investment loss                                      (0.413)           (0.150)         (0.248)           (0.206)+
     Net realized and unrealized gain (loss)                  (0.007)           (5.752)          1.025             1.756
------------------------------------------------------------------------------------------------------------------------------------
Total From Operations                                         (0.420)           (5.902)          0.777             1.550
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
     Net investment income                                        --                --              --                --
     Net realized gain                                            --            (1.778)         (3.447)               --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               --            (1.778)         (3.447)               --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $13.51            $13.93          $21.61            $24.28
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's omitted)               $13,494           $14,485         $24,194           $28,275
     Ratio of expenses to average net assets                    1.80%*            1.80%           1.80%             1.80%*
     Ratio of net investment loss to average net assets        (0.76)%*          (0.87)%         (1.08)%           (1.13)%*
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   (3.02)%**        (28.58)%          2.47%             6.82%**
====================================================================================================================================
PORTFOLIO TURNOVER RATE                                           14%               29%             80%              108%
====================================================================================================================================

NOTE: IF AGENTS OF THE FUND FOR THE PERIODS INDICATED HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES THE NET INVESTMENT LOSS
PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Net investment loss per share                                $(0.433)          $(0.191)        $(0.307)          $(0.258)+
RATIOS:
Expenses to average net assets                                  2.06%*            2.04%           2.04%             2.02%*
Net investment loss to average net assets                      (1.02)%*          (1.11)%         (1.32)%           (1.35)%*
====================================================================================================================================

  * ANNUALIZED
 ** NOT ANNUALIZED
  + THE PER SHARE AMOUNTS WERE COMPUTED USING A MONTHLY AVERAGE NUMBER OF SHARES
    OUTSTANDING DURING THE PERIOD.


                       SEE NOTES TO FINANCIAL STATEMENTS.

               10  SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND
                   | 2002 Semi-annual Report to Shareholders

====================================================================================================================================
FINANCIAL HIGHLIGHTS (CONTINUED)
====================================================================================================================================

                                                              SIX MONTHS                              SEPTEMBER 22, 2000
                                                                 ENDED                                  (COMMENCEMENT
                                                             APRIL 30, 2002          YEAR ENDED       OF OPERATIONS) TO
CLASS LSHARES                                                  (unaudited)         OCTOBER 31, 2001    OCTOBER 31, 2000
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $14.58                $22.51               $23.16
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
     Net investment loss                                          (0.040)               (0.093)              (0.022)+
     Net realized and unrealized loss                             (0.400)               (6.059)              (0.628)
------------------------------------------------------------------------------------------------------------------------------------
Total From Operations                                             (0.440)               (6.152)              (0.650)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
     Net investment income                                            --                    --                   --
     Net realized gain                                                --                (1.778)                  --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   --                (1.778)                  --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $14.14                $14.58               $22.51
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's omitted)                      $438                  $204                  $39
     Ratio of expenses to average net assets                        1.80%*                1.80%                1.80%*
     Ratio of net investment loss to average net assets            (0.76)%*              (0.88)%              (1.08)%*
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       (3.02)%**            (28.54)%              (2.81)%**
====================================================================================================================================
PORTFOLIO TURNOVER RATE                                              14%                    29%                  80%
====================================================================================================================================

NOTE: IF AGENTS OF THE FUND FOR THE PERIODS INDICATED HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES THE NET INVESTMENT LOSS
PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

     Net investment loss per share                              $(0.061)               $(0.118)             $(0.027)+
     RATIOS:
     Expenses to average net assets                                2.06%*                 2.04%                2.04%*
     Net investment loss to average net assets                    (1.02)%*               (1.12)%              (1.32)%*
====================================================================================================================================

  * ANNUALIZED
 ** NOT ANNUALIZED
  + THE PER SHARE AMOUNTS WERE COMPUTED USING A MONTHLY AVERAGE NUMBER OF SHARES
    OUTSTANDING DURING THE PERIOD.

                       SEE NOTES TO FINANCIAL STATEMENTS.

               11  SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND
                   | 2002 Semi-annual Report to Shareholders

================================================================================
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================

1.  Significant Accounting Policies

Smith Barney Diversified Large Cap Growth Fund (the "Fund") is a separate diversified series of Smith Barney Trust II (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The investment manager of the Fund was Citi Fund Management Inc. Effective May 13, 2002 the investment manager is Smith Barney Fund Management LLC (the "Manager"). Effective November 1, 2001, the Fund withdrew its investment in the Large Cap Growth Portfolio and began investing directly in investment securities. Salomon Smith Barney Inc. ("SSB"), serves as the Fund's distributor. SSB continues to sell Fund shares to the public as a member of the selling group.

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended April 30, 2002, the Fund paid transfer agent fees of $51,394 to TB&T.

The Fund offers Class A, Class B and Class L shares. Class A shares have a front-end, or initial, sales charge. This sales charge may be reduced or eliminated in certain circumstances. Class B shares have no front-end sales charge, pay a higher ongoing distribution fee than Class A shares, and are subject to a deferred sales charge if sold within six years of purchase. Class B shares automatically convert into Class A shares after eight years. Class L shares have a front-end, or initial, sales charge lower than Class A shares, pay a higher ongoing distribution fee than Class A shares, and are subject to a deferred sales charge if sold within one year of purchase. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. Class A shares have lower expenses than Class B and Class L shares. For the six months ended April 30, 2002, the distributor received net commissions paid by investors of $26,000 and $2,000 from sales of Class A and Class L shares, respectively and $12,000 in deferred sales charges from redemptions of Class B shares.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are as follows:

A. INVESTMENT SECURITY VALUATIONS Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

               12 SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND
                   | 2002 Semi-annual Report to Shareholders

================================================================================
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

C. FEDERAL TAXES The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

D. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by the Manager and the distributor. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund were charged to that fund.

E. DISTRIBUTIONS Distributions to shareholders are recorded on the ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended October 31, 2001, the Fund reclassified $548,593 from accumulated investment loss, $15,344,200 to paid in capital, $10,112,491 from realized gains and $5,780,302 from unrealized loss.

F. REPURCHASE AGREEMENTS It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

G. OTHER Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.


2.  Management Fees

The Manager is responsible for overall management of the Fund's business affairs, and has a Management Agreement with the Fund. The Manager or an affiliate also provides certain administrative services to the Fund. These administrative services include providing general office facilities and supervising the overall administration of the Fund.

The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at the annual rate of 0.90% of the Funds' average daily net assets. The management fee amounted to $1,275,958, of which $366,755 was voluntarily waived for the six months ended April 30, 2002.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.


3.  Service Fees

The Fund maintains separate Service Plans for Class A, Class B and Class L shares, which have been adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Class A Service Plan, the Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets represented by Class A shares of the Fund. The Service fees for Class A shares amounted to $335,238 for the six months ended April 30, 2002. Under the Class B and Class L Service Plan, the Fund may pay a combined monthly distribution and service fee at an annual rate not to exceed 1.00% of the average daily net assets represented by Class B shares of the Fund. The Service fees for Class B and Class L shares amounted to $75,083 and $1,698, respectively, for the six months ended April 30, 2002.


               13 SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND
                   | 2002 Semi-annual Report to Shareholders

================================================================================
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

These fees may be used to make payments to the Distributor for distribution services and to others as compensation for the sale of shares of the applicable class of the Fund, for advertising, marketing, or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributor and others for providing personal service or the maintenance of shareholder accounts.


4.  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $37,363,389 and $46,588,150, respectively, for the six months ended April 30, 2002.


5.  Federal Income Tax Basis of Investments

Then cost and unrealized appreciation (depreciation) in value of the investment securities owned at April 30, 2002, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $289,566,932
================================================================================
Gross unrealized appreciation                                      $ 21,907,069
Gross unrealized depreciation                                       (55,320,550)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $ (33,413,481)
================================================================================


6.  Shares Of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                        SIX MONTHS ENDED
                                         APRIL 30, 2002         YEAR ENDED
                                          (unaudited)        OCTOBER 31, 2001
================================================================================
CLASS A
Shares sold                                 125,386              484,351
Shares issued to shareholders
  from reinvestment of distributions             --            1,996,610
Shares repurchased                       (1,107,284)          (3,338,225)
--------------------------------------------------------------------------------
Class A net decrease                       (981,898)            (857,264)
================================================================================
CLASS B
Shares sold                                  34,424               46,396
Shares issued to shareholders
  from reinvestment of distributions             --              110,329
Shares repurchased                          (75,572)            (236,451)
--------------------------------------------------------------------------------
Class B net decrease                        (41,148)             (79,726)
================================================================================
CLASS L
Shares sold                                  18,051               17,071
Shares issued to shareholders from
  reinvestment of distributions                  --                  228
Shares repurchased                           (1,027)              (5,077)
--------------------------------------------------------------------------------
Class L net increase                         17,024               12,222
================================================================================

               14 SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND
                   | 2002 Semi-annual Report to Shareholders

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

================================================================================
SMITH BARNEY
DIVERSIFIED LARGE CAP GROWTH FUND
================================================================================

TRUSTEES & OFFICERS
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
R. Jay Gerken*
Riley C. Gilley
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Heath B. McLendon*
Alan G. Merten
C. Oscar Morong, Jr.
R. Richardson Pettit
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.**

PRESIDENT
R. Jay Gerken*

SECRETARY
Robert I. Frenkel*

SENIOR VICE PRESIDENT AND CHIEF ADMINISTRATIVE OFFICER
Lewis E. Daidone*

TREASURER
Irving David*

CONTROLLER
Frances Guggino*

 * Affiliated Person of
   Investment  Manager
** Trustee Emeritus

INVESTMENT MANAGER
Smith Barney Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
State Street Bank
  & Trust Company

TRANSFER AGENT
Travelers Bank & Trust, fsb.
125 Broad Street, 11th Floor
New York, NY 10004

SUB-TRANSFER AGENT
PFPCGlobal Fund Services
P.O. Box 9699
Providence, RI 02940-9699

================================================================================
SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Diversified Large Cap Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND
Smith Barney Mutual Funds
125 Broad Street, MF-2
New York, New York 10004



For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.




WWW.SMITHBARNEY.COM/MUTUALFUNDS



[LOGO]
SALOMON SMITH BARNEY
----------------------------
A member of citigroup [Logo]


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02555 6/02
================================================================================

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                       SMALL CAP GROWTH OPPORTUNITIES FUND

                       SEMI-ANNUAL REPORT | APRIL 30, 2002
--------------------------------------------------------------------------------



























                        [LOGO] |SB| Smith Barney
                               |MF| Mutual Funds
                YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(SM)

--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE MANAGER USES A GROWTH-ORIENTED
INVESTMENT STYLE THAT EMPHASIZES
SMALL U.S. COMPANIES  BELIEVED TO         Semi-Annual Report o April 30, 2002
HAVE SUPERIOR  MANAGEMENT TEAMS           SMITH BARNEY SMALL CAP
AND GOOD PROSPECTS FOR GROWTH.            GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

The Fund seeks long-term capital growth and normally invests at least 80% of its net assets in equity securities of U.S. companies with small market capitalizations and related investments.(1) In selecting investments, the manager looks for issuers that have a predictable, growing demand for their products or services, and issuers with a dominant position in a niche market or whose customers are very large companies.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------
The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
June 21, 1995


            CLASS A  CLASS B  CLASS L
-----------------------------------------
NASDAQ      CFSGX     SMOBX    SGOLX
-----------------------------------------
Inception   6/21/95   1/4/99   9/22/00


(1) Investments in small-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2002 (UNAUDITED)*

                    WITHOUT SALES CHARGES(1)

                  Class A      Class B      Class L
----------------------------------------------------------------
Six Months**          9.49%        9.10%        9.13%
----------------------------------------------------------------
One-Year             (6.71)%      (7.35)%      (7.37)%
----------------------------------------------------------------
Five-Year             9.54%          --           --
----------------------------------------------------------------
Since Inception+     16.03%        7.29%      (16.88)%
----------------------------------------------------------------

                      WITH SALES CHARGES(2)

                  Class A      Class B      Class L
----------------------------------------------------------------
Six Months**          4.01%        4.10%        8.03%
----------------------------------------------------------------
One-Year            (11.37)%     (11.98)%      (9.22)%
----------------------------------------------------------------
Five-Year             8.42%          --           --
----------------------------------------------------------------
Since Inception+     15.43%        5.99%      (17.40)%
----------------------------------------------------------------


(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively, and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Class L shares reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within first year of purchase.

    ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

  + Inception dates for Class A, B and L shares are June 21, 1995, January 4,
    1999 and September 22, 2000, respectively.

  * The returns shown do not reflect the deduction of taxes that a shareholder would pay on a fund distribution or the redemption of fund shares.

 ** Not Annualized

--------------------------------------------------------------------------------

WHAT'S INSIDE

Fund at a Glance ..................................    1
Letter to Our Shareholders ........................    2
Portfolio of Investments ..........................    5
Statement of Assets and Liabilities ...............    9
Statement of Operations ...........................   10
Statement of Changes in Net Assets ................   11
Financial Highlights ..............................   12
Notes to Financial Statements .....................   15


 [LOGO] |SB| Smith Barney
        |MF| Mutual Funds
 Your Serious Money. Professionally Managed.(SM)

    ----------------------------------------------------------------------------
    Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN SHARES OF THE
SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND CLASS A VS. RUSSELL 2000
GROWTH INDEX
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT
A $10,000 investment in the Fund made on its inception date would have grown to $26,765 with sales charge (as of 4/30/02). The graph shows how the Fund compares to its benchmark over the same period.

[Data below represents line chart in printed piece.]

          SMITH BARNEY SMALL CAP
           GROWTH OPPORTUNITIES         RUSSELL 2000
              FUND CLASS A              GROWTH INDEX
          ----------------------        ------------
 6/21/95          9500
 6/30/95          9547.5                   10000
 7/31/95          10421.5                  10779
 8/31/95          11058                    10911.6
 9/30/95          11400                    11136.4
10/31/95          11381                    10588.5
11/30/95          12872.5                  11055.4
12/31/95          13753.7                  11300.8
 1/31/96          14099.5                  11207
 2/29/96          15482.5                  11718.1
 3/31/96          16270.1                  11950.1
 4/30/96          18239                    12867.9
 5/31/96          19554.9                  13528
 6/30/96          18964.7                  12648.7
 7/31/96          16790.3                  11104.3
 8/31/96          18876.9                  11926
 9/30/96          19676.5                  12540.2
10/31/96          19071.9                  11999.7
11/30/96          19423                    12333.3
12/31/96          18952.2                  12573.8
 1/31/97          19764                    12888.1
 2/28/97          18619.2                  12109.7
 3/31/97          17495.2                  11254.7
 4/30/97          16974.8                  11124.2
 5/31/97          19472.6                  12796.1
 6/30/97          20534.2                  13229.9
 7/31/97          21234                    13907.3
 8/31/97          21547.3                  14324.5
 9/30/97          23396                    15467.6
10/31/97          22184.5                  14538
11/30/97          21986                    14192
12/31/97          21949.3                  14200.5
 1/31/98          20967                    14011.7
 2/28/98          23455.5                  15248.9
 3/31/98          24405.1                  15887.8
 4/30/98          24503.3                  15985.2
 5/31/98          22593.3                  14823.9
 6/30/98          24263.2                  14975.1
 7/31/98          22211.2                  13724.7
 8/31/98          16666.6                  10557
 9/30/98          18172.8                  11627.5
10/31/98          18511.2                  12234.5
11/30/98          19690                    13183.8
12/31/98          20977.9                  14377
 1/31/99          21054.3                  15023.9
 2/28/99          18980.5                  13649.3
 3/31/99          19417.1                  14135.2
 4/30/99          19886.4                  15383.3
 5/31/99          19875.5                  15407.6
 6/30/99          21228.9                  16219.6
 7/31/99          21490.9                  15718.4
 8/31/99          21556.4                  15130.5
 9/30/99          22364                    15422.6
10/31/99          23400.9                  15817.4
11/30/99          25518.4                  17489.3
12/31/99          29611.3                  20572.6
 1/31/00          29404                    20381.3
 2/29/00          37262.5                  25124
 3/31/00          34031.8                  22483.5
 4/30/00          31128.5                  20212.7
 5/31/00          28956.5                  18442
 6/30/00          33333.2                  20824.7
 7/31/00          31630.6                  19040.1
 8/31/00          36924.1                  21043.1
 9/30/00          35538                    19997.2
10/31/00          33900.8                  18373.5
11/30/00          27777.7                  15036.8
12/31/00          32221.4                  15957.1
 1/31/01          32372.9                  17248
 2/28/01          28205.1                  14883.3
 3/31/01          25325.5                  13530.4
 4/30/01          28690.1                  15186.6
 5/31/01          29023.5                  15538.9
 6/30/01          29523.6                  15963.1
 7/31/01          28129.3                  14601.4
 8/31/01          26553.1                  13688.8
 9/30/01          22733.8                  11479.5

10/31/01          24446.4                  12583.8
11/30/01          25992.3                  13634.5
12/31/01          27432.1                  14484
 1/31/02          26841                    13968.3
 2/28/02          25658.9                  13064.6
 3/31/02          27750.4                  14199.9
 4/30/02          26765.3                  13893.2


The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

Notes: ALL FUND PERFORMANCE NUMBERS REPRESENT PAST PERFORMANCE, AND ARE NO GUARANTEE OF FUTURE RESULTS. The Fund's share price and investment return will fluctuate so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors and reflect certain voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund's returns would have been lower. The returns shown do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The maximum sales charge of 5.00% went into effect on January 4, 1999. Investors may not invest directly in an index.

--------------------------------------------------------------------------------
                            TOP TEN EQUITY HOLDINGS*
--------------------------------------------------------------------------------

 1. ALLIANT TECHSYSTEMS, INC. .........................    2.38%

 2. CULLEN FROST BANKERS, INC. ........................    2.28

 3. PRECISION DRILLING CORP. ..........................    2.01

 4. P F CHANG'S CHINA BISTRO, INC. ....................    1.99

 5. APTARGROUP, INC. ..................................    1.92

 6. VARIAN INC. .......................................    1.87

 7. CLECO CORP. .......................................    1.84

 8. AFFILIATED MANAGERS GROUP INC. ....................    1.83

 9. WEST AMERICA BANCORPORATION .......................    1.83

10. DIANONSYSTEMS, INC. ...............................    1.82

* As a percentage of total investments. Information as of 4/30/02, subject to change.

--------------------------------------------------------------------------------
                               PORTFOLIO BREAKDOWN
--------------------------------------------------------------------------------

[Data below represents bar chart in printed piece.]

  Transportation                              2.0%
**Short-Term                                  7.2%
  Commercial Services                         1.2%
  Electronic Tech/Technology Services        14.2%
  Consumer Durables                           1.0%
  Consumer Non-durables                       0.7%
  Utilties                                    1.8%
  Telecommunications                          1.1%
  Semi-Conductor                              8.1%
  Consumer Service                            6.1%
  Software                                    7.0%
  Finance                                    10.9%
  Health Services/Technology                 15.4%
  Retail                                      5.9%
  Capital Goods/Producer Manufacturing/
    Industrial Services                      12.0%
  Energy/Minerals                             5.4%

** Includes cash and net other assets. Information as of 4/30/02, subject to change.

  1 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND | 2002 Semi-annual Report
                                to Shareholders

DEAR SHAREHOLDER,

We are pleased to provide the semi-annual report for the Smith Barney Small Cap Growth Opportunities Fund (the "Fund") for the six months ended April 30, 2002. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE

For the six months ended April 30, 2002, the Fund's Class A shares, without sales charges, returned 9.49%. In comparison, the Russell 2000 Growth Index(1) returned 10.40% over the same period. Past performance does not guarantee future results.

INVESTMENT STRATEGY

The Fund normally invests at least 80% of its net assets in equity securities of U.S. companies with small market capitalizations and related investments.(2) A company's market capitalization is considered small if it is within the range of the market capitalizations of companies in the Russell 2000 Growth Index, an index of small-capitalization stocks. Companies whose capitalizations no longer meet this definition after purchase by the Fund are still considered to have small market capitalizations for purposes of the 80% policy. (As of December 31, 2001, the Russell 2000 Growth Index included companies with market capitalizations between $4.0 million and $4.7 billion. The size of companies in the Russell 2000 Growth Index changes with market conditions and the composition of the Index.) The Fund's equity securities may include stocks listed in the Russell 2000 Growth Index and also may include other common stocks, securities convertible into common stocks, preferred stocks and warrants.

The Fund's manager uses a growth-oriented investment style that emphasizes small U.S. companies believed to have superior management teams and good prospects for growth. In selecting investments, the manager looks for issuers that have a predictable, growing demand for their products or services, and issuers with a dominant position in a niche market or whose customers are very large companies. In addition, the Fund may invest in companies believed to be emerging companies relative to their potential markets. The Fund may continue to hold securities of issuers that become mid cap or large cap issuers if, in the manager's judgment, these securities remain good investments for the fund.

Using the Russell 2000 Growth Index as the Fund's primary investment universe, the Fund's manager begins by exhaustively screening those companies for what it sees as improving fundamental trends such as earnings revisions, earnings surprises and cash flow-to price ratios. Generally, once this stringent screening process is completed, a universe of 500 companies remains. The second aspect of the manager's fundamental research involves working closely with its global research team. The manager believes its experienced research unit, with its in-depth fundamental analysis, can often provide an edge in understanding companies' fundamentals, in addition to offering an objective perspective of Wall Street's earnings expectations. The manager believes that searching for "pure" small-cap growth stocks is an ongoing challenge as it believes the market for this stock sector is often less efficient given the generally lower level of research coverage and the lower trading volume of many small-cap companies.

The manager seeks to help manage risk and maximize the rewards of the Fund's overall portfolio by maintaining exposure in many industry sectors.(3) Typically, there are between 100 to 130 holdings in the Fund's portfolio, and sector weightings generally are within five and no more than 10 percentage points of their levels in relation to the Russell 2000 Growth Index.

-------------
(1) THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

(2) INVESTMENTS IN SMALL-CAPITALIZATION COMPANIES MAY INVOLVE A HIGHER DEGREE OF RISK AND VOLATILITY THAN INVESTMENTS IN LARGER, MORE ESTABLISHED COMPANIES.

(3) DIVERSIFICATION DOES NOT ENSURE AGAINST MARKET LOSS.

  2 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND | 2002 Semi-annual Report
                                to Shareholders

MARKET AND FUND OVERVIEW

When the most recent period commenced six months ago, investors, many economists and market pundits were agonizing over whether the U.S. economy would grow again at a reasonable rate, and whether monetary policy would continue to be effective. Markets rallied sharply during the fourth quarter of 2001 as it became apparent that economic activity was resuming. Many of those same individuals now appear concerned that the U.S. economy may be growing too fast, and that the U.S. Federal Reserve Board ("Fed") will start to aggressively raise interest rates. At that time, the manager's outlook was not as bleak as many had believed nor as rosy as many now believe.

The favorable economic news during the first four months of 2002 has not generally translated into positive equity market returns. Since bottoming last September, the stock market's return has lagged the performance typically generated by this point in a new economic cycle, as the manager's research suggests. This relatively sub-par performance may partially be attributed to "corporate integrity concerns" that surfaced following bankruptcy of Enron and the Federal indictment of Arthur Andersen. These events came as shocks to many investors and may have caused some investors to loose confidence in the accuracy of certain company financials. However, the manager is hopeful that confidence in the economic system will return in time.

   o In the current investment environment, the manager has been focusing on companies that are leaders in their industries, are believed to have a high degree of earnings visibility and have demonstrated more consistent business models. The Fund's portfolio continues to be well diversified across many market sectors. The manager continues to seek to add value to the portfolio through stock selection -- not through sector rotation. Sector selection, in fact, contributed to a slight drag on the portfolio.

MARKET OUTLOOK

Going forward, the manager believes that the market for small-capitalization growth stocks may continue to be highly volatile. Nevertheless, it believes the small-capitalization sector will post relatively competitive results. Historically, the sector has offered significant growth potential, especially during periods immediately following economic slowdowns.

After entering a recession sometime during early 2001, it looks as though the U.S. economy now may be exiting one. The combination of very low inventory levels during the third and fourth quarters of 2001 and surprisingly strong consumer confidence contributed to an improvement in Gross Domestic Product(4) ("GDP") in the first quarter of 2002, which rose at a seasonally adjusted annualized rate of 5.8%. In the manager's view, economic growth will moderate as the year progresses as the inventory replenishment process works its way through the system. Since consumer spending continued at a strong pace during the recession, the manager thinks that it will be unlikely that consumer spending further accelerates. Furthermore, after reducing interest rates last year in an effort to stimulate the U.S. economy, the manager believes the Fed will be slow to raise interest rates this year. From the manager's perspective, fragile investor psychology and the balance sheets of many companies may be vulnerable to rapid increases in interest rates.

In sum, the small-cap stock sector may offer significant investment potential as part of a balanced portfolio plan for investors who maintain a long-term investment horizon.

-------------------
(4) GROSS DOMESTIC PRODUCT ("GDP") IS A MARKET VALUE OF GOODS AND SERVICES PRODUCED BY LABOR AND PROPERTY IN THE U.S.

  3 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND | 2002 Semi-annual Report
                                to Shareholders

Thank you for your investment in the Smith Barney Small Cap Growth Opportunities Fund and for your continued confidence in the manager's investment approach.

Sincerely,


/s/ Heath B. McLendon                             /s/ Victor Dosti
---------------------                             ----------------
Heath B. McLendon                                 Victor Dosti
Trustee                                           Senior Portfolio Manager

MAY 17, 2002

THE INFORMATION PROVIDED IN THIS LETTER REPRESENTS THE OPINION OF THE FUND'S MANAGER AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE FUND'S INVESTMENT PORTFOLIO. PLEASE REFER TO PAGES 5 THROUGH 8 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE FUND'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE FUND'S HOLDINGS IS AS OF APRIL 30, 2002 AND IS SUBJECT TO CHANGE.






  4 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND | 2002 Semi-annual Report
                                 to Shareholders

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (UNAUDITED)                             APRIL 30, 2002
--------------------------------------------------------------------------------

     SHARES          SECURITY                                           VALUE
===============================================================================
COMMON STOCKS--92.8%
CAPITAL GOODS/PRODUCER MANUFACTURING/INDUSTRIAL SERVICES--12.0%
          5,893     Alliant Techsystems, Inc.*                       $  634,676
         13,781     Aptargroup, Inc.                                    511,964
          4,500     Brooks Automation, Inc.*                            160,425
          8,336     Carlisle Inc.                                       337,525
          7,294     Gentex Corp.*                                       230,928
          9,049     Idex Corp.                                          325,402
          9,436     Mettler Toledo International, Inc.*                 362,814
          2,900     Mueller Industries, Inc.*                            98,861
         13,400     Phillips-Van Heusen Corp.                           204,216
         10,674     Shaw Group Inc.*                                    325,877
-------------------------------------------------------------------------------
                                                                      3,192,688
-------------------------------------------------------------------------------
COMMERCIAL SERVICES--1.2%
         41,300     I-many, Inc.*                                       231,280
          6,800     National Processing, Inc.*                          202,980
          4,500     Plexus Corp.*                                       112,455
-------------------------------------------------------------------------------
                                                                        546,715
-------------------------------------------------------------------------------
CONSUMER DURABLES--1.0%
         11,403     Callaway Golf Co.                                   200,693
          3,600     Jakks Pacific Inc.*                                  69,372
-------------------------------------------------------------------------------
                                                                        270,065
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES--0.7%
          7,400     International Multifoods Corp*                      198,690
-------------------------------------------------------------------------------
CONSUMER SERVICES--6.1%
          5,343     Emmis Communications Corp.*                         155,321
          4,200     GTECH Holdings Corp.*                               251,622
         13,732     Isle of Capri Casinos, Inc.*                        288,097
          7,350     P F Chang's China Bistro, Inc.*                     532,507
          5,750     Tetra Tech, Inc.                                     81,995
          5,800     Watson Wyatt & Company Holdings*                    152,250
          4,775     Westwood One, Inc.*                                 171,900
-------------------------------------------------------------------------------
                                                                      1,633,692
-------------------------------------------------------------------------------
ELECTRONIC TECH/TECHNOLOGY SERVICES--14.2%
          2,535     Advanced Technical Products, Inc.*                   73,134
         12,506     Aeroflex, Inc.*                                     174,834
          8,479     Anaren Microwave, Inc.*                             107,090
          9,108     Bisys Group, Inc.*                                  311,494
          2,500     Black Hills Corp.                                    87,150
          7,400     CACI International Inc.*                            223,288
          9,300     Computer Network Technology Corp.*                   88,722
         13,233     Concurrent Computer Corp.*                           90,646
         10,500     DDi Corp.*                                           63,210
          4,000     DRS Technologies, Inc.*                             185,000
          6,638     Emulex Corp.*                                       192,436
          4,700     Mercury Computer Systems, Inc.*                     136,065
          7,056     National Instruments Corp.*                         271,162
          5,950     Newport Corp.                                       122,035

                       SEE NOTES TO FINANCIAL STATEMENTS.

  5 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND | 2002 Semi-annual Report
                                 to Shareholders

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)                 APRIL 30, 2002
--------------------------------------------------------------------------------

     SHARES          SECURITY                                           VALUE
===============================================================================
ELECTRONIC TECH/TECHNOLOGY SERVICES--(CONTINUED)
         10,087     Powerwave Technologies, Inc.*                    $  120,439
          7,800     Precise Software Solutions Ltd.*                    102,492
         27,419     REMEC, Inc.*                                        219,352
          6,101     Spectralink Corp.*                                   64,244
         11,800     Technitrol, Inc.                                    299,720
          6,000     TIBCO Software Inc.*                                 50,340
         14,844     Varian Inc.*                                        500,837
          4,500     WebMethods, Inc.                                     66,960
--------------------------------------------------------------------------------
                                                                      3,550,650
--------------------------------------------------------------------------------
ENERGY/MINERALS--5.4%
          2,802     Atwood Oceanics Inc.*                               128,751
         22,920     Hanover Compressor Co.*                             432,042
          2,500     Penn Virginia Corp.                                  95,750
         15,986     Precision Drilling Corp.*                           535,691
         12,195     Varco International Inc.*                           249,875
--------------------------------------------------------------------------------
                                                                      1,442,109
--------------------------------------------------------------------------------
FINANCE--10.9%
          7,699     Affiliated Managers Group Inc.*                     489,656
          3,524     Andrx Corp.*                                        159,355
         11,125     Banknorth Group Inc.                                293,589
          9,307     Chittenden Corp.                                    307,596
         16,117     Cullen Frost Bankers, Inc.                          608,256
          6,000     Philadelphia Consolidated Holding Corp.*            256,200
          9,030     SEI Investments Co.                                 304,221
         11,062     West America Bancorporation                         489,494
--------------------------------------------------------------------------------
                                                                      2,908,367
--------------------------------------------------------------------------------
HEALTH SERVICES/TECHNOLOGY--15.4%
          7,700     Alkermes, Inc.                                      155,078
          9,473     CIMA Labs Inc.*                                     189,176
          3,700     Cooper Companies, Inc.                              196,100
         10,503     Corixa Corp.*                                        57,661
          9,848     Curagen Corp.                                        84,988
          7,400     DIANON Systems, Inc.*                               485,440
          3,023     Digene Corp.*                                        68,985
          4,847     Enzon, Inc.*                                        180,502
          2,450     Integra Lifesciences Holdings*                       47,775
          7,423     K V Pharmaceuticals Co.*                            213,411
         10,436     Lifepoint Hospitals, Inc.*                          438,312
         11,000     Ligand Pharmaceuticals Inc.*                        171,270
          7,800     Medarex, Inc.*                                       79,092
          3,974     Medicis Pharmaceutical Corp.*                       212,808
          3,800     Neurocrine Biosciences, Inc.*                       124,982
          4,346     NPS Pharmaceuticals Inc.*                           129,554
          3,412     Pharmacyclics Inc.*                                  20,984
          7,700     Province Healthcare Co.                             296,527
          4,200     Respironics, Inc.*                                  137,718
          6,000     Scios Inc.*                                         185,580
          5,230     Shire Pharmaceuticals Group PLC, ADRs*              116,106
          3,527     Specialty Laboratories Inc.*                         31,390

                       SEE NOTES TO FINANCIAL STATEMENTS.

  6 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND | 2002 Semi-annual Report
                                to Shareholders

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)                 APRIL 30, 2002
--------------------------------------------------------------------------------

     SHARES          SECURITY                                           VALUE
===============================================================================
HEALTH SERVICES/TECHNOLOGY--(CONTINUED)
          4,700     Taro Pharma Industries Ltd.*                     $  103,146
          3,800     Techne Corp.*                                       101,422
            652     Trimeris, Inc.*                                      31,263
          5,000     Varian Medical Systems, Inc.*                       216,750
          1,640     Vertex Pharmaceuticals Inc.*                         34,883
--------------------------------------------------------------------------------
                                                                      4,110,903
--------------------------------------------------------------------------------
RETAIL--5.9%
          3,763     Abercrombie & Fitch Co.*                            112,890
          5,850     Chico's FAS, Inc.*                                  211,068
          8,000     Claire's Stores, Inc.                               172,640
         12,379     Cost Plus, Inc.*                                    364,561
          5,250     Fred's, Inc.                                        204,355
          7,191     Linens`n Things, Inc.                               249,528
          6,990     Ultimate Electronics Inc.*                          202,010
          6,200     Wild Oats Market, Inc.*                              68,076
--------------------------------------------------------------------------------
                                                                      1,585,128
--------------------------------------------------------------------------------
SEMI-CONDUCTOR--8.1%
          8,300     Advanced Power Technology, Inc.*                    101,260
         19,100     Asyst Technologies Inc.*                            313,240
          4,662     ATMI Inc.*                                          142,191
          6,400     DuPont Photomasks, Inc.*                            249,472
         15,649     Emcore Corp.*                                       138,494
          6,572     Exar Corp.*                                         131,046
          6,182     IXYS Corp.*                                          52,176
          9,900     Microtune, Inc.                                     110,385
         27,067     Oak Technology*                                     385,163
          3,600     PRI Automation Inc.*                                 66,924
         10,415     Semtech Corp.*                                      333,072
          7,900     TriQuint Semiconductor, Inc.*                        80,106
          3,800     Varian Semiconductor Equipment*                     177,536
--------------------------------------------------------------------------------
                                                                      2,281,065
--------------------------------------------------------------------------------
SOFTWARE--7.0%
          8,769     Activision, Inc.*                                   276,048
          8,947     Actuate Corp.*                                       50,551
          2,100     Advent Software, Inc.*                              103,698
          7,000     Agile Software Corp.*                                64,120
          9,346     HNC Software Inc.*                                  178,696
          3,736     Macrovision Corp.*                                   83,051
         16,700     Manugistics Group, Inc.*                            263,192
          5,700     MCSi, Inc.*                                          82,536
         10,247     Mercury Interactive Corp.*                          381,906
         11,400     Netegrity, Inc.*                                     87,210
         13,236     NetIQ*                                              296,884
--------------------------------------------------------------------------------
                                                                      1,867,892
--------------------------------------------------------------------------------
TELECOMMUNICATIONS--1.1%
          3,100     Commonwealth Telephone Enterprises, Inc.            117,335
          9,715     Western Wireless Corp.*                              61,593
--------------------------------------------------------------------------------
                                                                        178,928
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

  7 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND | 2002 Semi-annual Report
                                to Shareholders

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)                 APRIL 30, 2002
--------------------------------------------------------------------------------

     SHARES          SECURITY                                           VALUE
===============================================================================
TRANSPORTATION--2.0%
         10,130     CH Robinson Worldwide                           $   318,791
         10,200     Knight Transportation, Inc.                         206,142
--------------------------------------------------------------------------------
                                                                        524,933
--------------------------------------------------------------------------------

UTILITIES--1.8%
         19,820     Cleco Corp.                                         491,140
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                    (Identified Cost--$24,171,738)                   24,782,965
===============================================================================
SHORT-TERM OBLIGATIONS
AT AMORTIZED COST--7.2%

                    State Street Bank Repurchase Agreement, 1.84%
                      due 5/1/02; proceeds at maturity $1,930,099
                      (Fully collateralized by FNMA, 4.75% due
                      5/22/03 valued at $1,973,402)
                      (Identified Cost--$1,930,000)                   1,930,000
===============================================================================
                    TOTAL INVESTMENTS
                    (Identified Cost--$26,101,738)                  $26,712,965
===============================================================================

ADRs--American Depositary Receipts
*Non-income producing securities








                       SEE NOTES TO FINANCIAL STATEMENTS.

  8 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND | 2002 Semi-annual Report
                                to Shareholders

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                  APRIL 30, 2002
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Note 1A) (Identified Cost, $24,171,738)                               $24,782,965
     Short-term holdings at amortized cost (Note 1A) (Identified Cost, $1,930,000)                  1,930,000
     Cash                                                                                                 958
     Receivable for shares of beneficial interest sold                                                 34,833
     Dividends and interest receivable                                                                    925
     Receivable from Administrator                                                                     83,456
-------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                  26,833,137
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for investments purchased                                                                134,213
     Payable for fund shares repurchased                                                               57,218
     Service fees payable (Note 3)                                                                      7,564
     Accrued expenses and other liabilities                                                            76,565
-------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                                275,560
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $26,557,577
=============================================================================================================
NET ASSETS CONSIST OF:
     Paid-in capital                                                                              $27,395,579
     Accumulated net investment loss                                                                 (133,413)
     Unrealized appreciation                                                                          611,227
     Accumulated net realized loss                                                                 (1,315,816)
-------------------------------------------------------------------------------------------------------------
     TOTAL                                                                                        $26,557,577
=============================================================================================================
COMPUTATION OF
CLASS A SHARES:
     Net Asset Value per share ($23,167,110/1,311,553 shares outstanding)                              $17.66
     Offering Price per share ($17.66 / 0.95)                                                          $18.59*
=============================================================================================================
CLASS B SHARES:
     Net Asset Value per share and offering price ($2,129,521/124,264 shares outstanding)              $17.14**
=============================================================================================================
CLASS L SHARES:
     Net Asset Value per share and offering price ($1,260,946/72,232 shares outstanding)               $17.46
     Offering Price per share ($17.46 / 0.99)                                                          $17.64
=============================================================================================================

  * BASED UPON SINGLE PURCHASES OF LESS THAN $25,000.

 ** REDEMPTION  PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY  APPLICABLE
    CONTINGENT DEFERRED SALES CHARGE.



                       SEE NOTES TO FINANCIAL STATEMENTS.

  9 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND | 2002 Semi-annual Report
                                 to Shareholders

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002
INVESTMENT INCOME: (NOTE 1B):
     Dividend Income                                                $   38,492
     Interest Income                                                    14,024
------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                            52,516
------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                          142,781
     Service fees Class A (Note 3)                                      28,900
     Service fees Class B (Note 3)                                       9,908
     Service fees Class L (Note 3)                                       4,293
     Shareholder reports                                                67,303
     Legal fees                                                         42,525
     Blue sky fees                                                      28,549
     Custody and fund accounting fees                                   25,761
     Transfer agent fees                                                20,880
     Audit fees                                                         17,965
     Trustee fees                                                        1,425
     Other                                                               8,592
------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    398,882
     Less: Aggregate amount waived by the Manager (Note 2)            (142,781)
     Less: Expenses assumed by the Manager (Note 7)                    (70,172)
------------------------------------------------------------------------------
     NET EXPENSES                                                      185,929
------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                   (133,413)
------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN:
     Net realized gain                                                 322,478
     Unrealized appreciation                                         2,084,314
------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS                    2,406,792
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $2,273,379
==============================================================================





                       SEE NOTES TO FINANCIAL STATEMENTS.

  10 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND | 2002 Semi-annual Report
                                 to Shareholders

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        SIX MONTHS ENDED        FOR THE YEAR ENDED
                                                                                         APRIL 30, 2002             OCTOBER 31,
                                                                                           (unaudited)                 2001
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
     Net investment loss                                                                  $  (133,413)             $  (176,514)
     Net realized gain (loss)                                                                 322,478               (1,589,586)
     Unrealized appreciation (depreciation)                                                 2,084,314               (7,353,457)
-------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        2,273,379               (9,119,557)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized gain Class A                                                                     --               (7,163,770)
     Net realized gain Class B                                                                     --                 (448,402)
     Net realized gain Class L                                                                     --                  (38,490)
-------------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                     --               (7,650,662)
-------------------------------------------------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 6):
CLASS A
     Net proceeds from sale of shares                                                       2,773,009                6,975,703
     Net asset value of shares issued to shareholders from reinvestment of distributions           --                6,883,130
     Cost of shares repurchased                                                            (3,212,053)              (7,485,548)
-------------------------------------------------------------------------------------------------------------------------------
     Total Class A                                                                           (439,044)               6,373,285
-------------------------------------------------------------------------------------------------------------------------------
CLASS B
     Net proceeds from sale of shares                                                         368,971                  957,749
     Net asset value of shares issued to shareholders from reinvestment of distributions           --                  400,644
     Cost of shares repurchased                                                              (127,286)                (326,863)
-------------------------------------------------------------------------------------------------------------------------------
     Total Class B                                                                            241,685                1,031,530
-------------------------------------------------------------------------------------------------------------------------------
CLASS L
     Net proceeds from sale of shares                                                         749,543                  726,288
     Net asset value of shares issued to shareholders from reinvestment of distributions           --                   38,490
     Cost of shares repurchased                                                               (50,524)                 (96,434)
-------------------------------------------------------------------------------------------------------------------------------
     Total Class L                                                                            699,019                  668,344
-------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS FROM
        TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST                                         501,660                8,073,159
-------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS                                                  2,775,039               (8,697,060)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of period                                                                   23,782,538               32,479,598
-------------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD                                                                        $26,557,577              $23,782,538
===============================================================================================================================




                       SEE NOTES TO FINANCIAL STATEMENTS.

  11 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND | 2002 Semi-annual Report
                                to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                            SIX MONTHS                                                    TEN MONTHS
                                               ENDED                 YEAR ENDED OCTOBER 31,                  ENDED     YEAR ENDED
                                          APRIL 30, 2002  --------------------------------------------    OCTOBER 31, DECEMBER 31,
CLASS A SHARES                              (unaudited)     2001        2000        1999         1998        1997         1996
=================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD           $16.13      $31.06      $21.44      $16.96       $21.24      $18.21       $14.32
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment loss                         (0.085)     (0.111)     (0.525)     (0.196)+     (0.193)+    (0.138)+     (0.016)
   Net realized and unrealized gain (loss)      1.615      (7.432)     10.145       4.676       (3.224)      3.236        5.407
---------------------------------------------------------------------------------------------------------------------------------
Total From Operations                           1.530      (7.543)       9.62       4.480       (3.417)      3.098        5.391
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                           --          --          --          --           --          --           --
   Net realized gain                               --      (7.387)         --          --       (0.863)     (0.068)      (1.501)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                --      (7.387)         --          --       (0.863)     (0.068)      (1.501)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $17.66      $16.13      $31.06      $21.44       $16.96      $21.24       $18.21
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's omitted)  $23,167     $21,529     $30,717     $23,794      $27,802     $25,799      $24,311
   Ratio of expenses to average net assets       1.35%*      1.35%       1.35%       1.35%        1.35%       1.35%*       0.88%
   Ratio of net investment
     loss to average net assets                 (0.94)%*    (0.60)%     (0.82)%     (1.03)%      (0.98)%     (0.87)%*     (0.13)%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                     9.49%**   (27.89)%     44.87%      26.42%      (16.56)%     17.05%**     37.80%
=================================================================================================================================
PORTFOLIO TURNOVER RATE                            12%         57%         81%        104%          51%        108%          89%
=================================================================================================================================

NOTE: IF AGENTS OF THE FUND HAD NOT  VOLUNTARILY  WAIVED A PORTION OF THEIR FEES
AND ASSUMED FUND EXPENSES FOR THE PERIODS INDICATED, THE NET INVESTMENT LOSS PER
SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

   Net investment loss per share              $(0.224)    $(0.345)    $(0.435)    $(0.351)+    $(0.319)+   $(0.252)+    $(0.133)
   RATIOS:
   Expenses to average net assets                2.96%*      2.61%       2.18%       2.16%        1.99%       2.06%*       1.83%
   Net investment loss to average net assets    (2.55)%*    (1.86)%     (1.65)%     (1.84)%      (1.62)%     (1.58)%*     (1.08)%
=================================================================================================================================

   * ANNUALIZED
  ** NOT ANNUALIZED
   + THE PER SHARE  AMOUNTS  WERE  COMPUTED  USING A MONTHLY  AVERAGE  NUMBER OF
     SHARES OUTSTANDING DURING THE PERIOD.



                       SEE NOTES TO FINANCIAL STATEMENTS.

  12 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND | 2002 Semi-annual Report
                                 to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                              SIX MONTHS                                     JANUARY 4, 1999
                                                                 ENDED         YEAR ENDED OCTOBER 31,        (COMMENCEMENT
                                                            APRIL 30, 2002   -------------------------     OF OPERATIONS) TO
CLASS B SHARES                                                (unaudited)      2001            2000        OCTOBER 31, 1999
==============================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                           $15.71         $30.65          $21.31           $18.95
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment loss                                         (0.110)        (0.214)         (0.481)          (0.265)+
   Net realized and unrealized gain (loss)                      1.540         (7.339)          9.821            2.625
------------------------------------------------------------------------------------------------------------------------------
Total From Operations                                           1.430         (7.553)          9.340            2.360
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                           --             --              --               --
   Net realized gain                                               --         (7.387)             --               --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                --         (7.387)             --               --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $17.14         $15.71          $30.65           $21.31
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's omitted)                   $2,130         $1,730          $1,743             $737
   Ratio of expenses to average net assets                       2.10%*         2.10%           2.10%            2.10%*
   Ratio of net investment loss to average net assets           (1.69)%*       (1.36)%         (1.55)%          (1.77)%*
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     9.10%**      (28.42)%         43.78%           12.45%**
==============================================================================================================================
PORTFOLIO TURNOVER RATE                                            12%            57%             81%             104%
==============================================================================================================================

 NOTE: IF AGENTS OF THE FUND HAD NOT VOLUNTARILY  WAIVED A PORTION OF THEIR FEES
 AND ASSUMED FUND EXPENSES FOR THE PERIODS  INDICATED,  THE NET INVESTMENT  LOSS
 PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

   Net investment loss per share                              $(0.265)       $(0.453)        $(0.621)         $(0.420)+
   RATIOS:
   Expenses to average net assets                                3.71%*         3.61%           2.93%            2.91%*
   Net investment loss to average net assets                    (3.30)%*       (2.87)%         (2.40)%          (2.58)%*
==============================================================================================================================

   * ANNUALIZED
  ** NOT ANNUALIZED
   + THE PER SHARE  AMOUNTS  WERE  COMPUTED  USING A MONTHLY  AVERAGE  NUMBER OF
     SHARES OUTSTANDING DURING THE PERIOD.




                       SEE NOTES TO FINANCIAL STATEMENTS.

  13 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND | 2002 Semi-annual Report
                                 to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                         SEPTEMBER 22, 2000
                                                                                                            (COMMENCEMENT
                                                              SIX MONTHS ENDED         YEAR ENDED         OF OPERATIONS) TO
                                                               APRIL 30, 2002          OCTOBER 31,          OCTOBER 31,
CLASS L SHARES                                                   (unaudited)              2001                  2000
============================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                $16.00               $31.06                 $32.62
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment loss                                               (0.095)             (0.153)                (0.065)
   Net realized and unrealized gain (loss)                            1.555              (7.520)                (1.495)
----------------------------------------------------------------------------------------------------------------------------
Total From Operations                                                 1.460              (7.673)                (1.560)
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                --                   --                     --
   Net realized gain                                                    --               (7.387)                    --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     --               (7.387)                    --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $17.46               $16.00                 $31.06
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's omitted)                        $1,261                 $523                    $19
   Ratio of expenses to average net assets                            2.10%*               2.10%                  2.10%*
   Ratio of net investment loss to average net assets                (1.69)%*             (1.37)%                (1.91)%*
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          9.13%**            (28.39)%                (4.78)%**
============================================================================================================================
PORTFOLIO TURNOVER RATE                                                 12%                  57%                    81%
============================================================================================================================

 NOTE: IF AGENTS OF THE FUND HAD NOT VOLUNTARILY  WAIVED A PORTION OF THEIR FEES
 AND ASSUMED FUND EXPENSES FOR THE PERIODS  INDICATED,  THE NET INVESTMENT  LOSS
 PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

   Net investment loss per share                                   $(0.405)             $(0.383)               $(0.140)
   RATIOS:
   Expenses to average net assets                                     3.71%*               4.16%                  2.93%*
   Net investment loss to average net assets                         (3.30)%*             (3.43)%                (2.74)%*
============================================================================================================================

   * ANNUALIZED
  ** NOT ANNUALIZED
   + THE PER SHARE  AMOUNTS  WERE  COMPUTED  USING A MONTHLY  AVERAGE  NUMBER OF
     SHARES OUTSTANDING DURING THE PERIOD.





                       SEE NOTES TO FINANCIAL STATEMENTS.

  14 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND | 2002 Semi-annual Report
                                 to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Smith Barney Small Cap Growth Opportunities Fund (the "Fund") is a separate diversified series of Smith Barney Trust II (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The investment manager of the Fund was Citi Fund Management Inc. Effective May 13, 2002, the investment manager is Smith Barney Fund Management LLC (the "Manager"). Effective November 1, 2001, the Fund withdrew its investment in the Small Cap Growth Portfolio and began investing directly in investment securities. Salomon Smith Barney Inc. ("SSB"), serves as the Fund's distributor. SSB continues to sell Fund shares to the public as a member of the selling group.

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended April 30, 2002, the Fund paid transfer agent fees of $12,594 to TB&T.

The Fund offers Class A, Class B and Class L shares. Class A shares have a front-end, or initial, sales charge. This sales charge may be reduced or eliminated in certain circumstances. Class B shares have no front-end sales charge, pay a higher ongoing distribution fee than Class A shares, and are subject to a deferred sales charge if sold within six years of purchase. Class B shares automatically convert into Class A shares after eight years. Class L shares have a front-end, or initial, sales charge lower than Class A shares, pay a higher ongoing distribution fee than Class A shares, and are subject to a deferred sales charge if sold within one year of purchase. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. Class A shares have lower expenses than Class B and Class L shares. For the six months ended April 30, 2002, the distributor received net commissions paid by investors of $10,000 and $5,000 from sales of Class A and Class L shares, respectively and $2,000 in deferred sales charges from redemptions of Class B shares.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are as follows:

A. INVESTMENT SECURITY VALUATIONS Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the- counter prices. Short-term obligations, maturing in sixty days or less, are value at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for


  15 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND | 2002 Semi-annual Report
                                 to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

U.S. federal income tax purposes. Dividend income is recoded on the ex-dividend date.

C. FEDERAL TAXES The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

D. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by the Manager and the distributor. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund were charged to that fund.

E. DISTRIBUTIONS Distributions to shareholders are recorded on the ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended October 31, 2001, the Fund reclassified $176,514 from accumulated investment loss, $3,630,635 to paid in capital, $4,932,386 from realized gains and $1,125,237 to unrealized loss.

F. REPURCHASE AGREEMENTS It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

G. OTHER Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

2. MANAGEMENT FEES

The Manager is responsible for overall management of the Fund's business affairs, and has a Management Agreement with the Fund. The Manager or an affiliate also provides certain administrative services to the Fund. These administrative services include providing general office facilities and supervising the overall administration of the Fund.

The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at the annual rate of 1.10% of the Funds' average daily net assets. The management fee amounted to $142,781, all of which was voluntarily waived for the six months ended April 30, 2002.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

3. SERVICE FEES

The Fund maintains separate Service Plans for Class A, Class B and Class L shares, which have been adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Class A Service Plan, the Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets represented by Class A shares of the Fund. The Service fees for Class A shares amounted to $28,900 for the six months ended April 30, 2002. Under the Class B and Class L Service Plan, the Fund may pay a combined monthly distribution and service fee at an annual rate not to exceed 1.00% of the average daily net assets represented by Class B shares of the Fund. The Service fees for Class B and Class L shares amounted to $9,908 and $4,293, respectively, for the six months ended April 30, 2002. These

  16 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND | 2002 Semi-annual Report
                                to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

fees may be used to make payments to the Distributor for distribution services and to others as compensation for the sale of shares of the applicable class of the Fund, for advertising, marketing, or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributor and others for providing personal service or the maintenance of shareholder accounts.

4. PURCHASES AND SALES OF INVESTMENTS

Purchases  and  sales  of  investments,   other  than  short-term   obligations,
aggregated $3,537,294 and $2,924,692, respectively, for the six months ended April 30, 2002.

5. FEDERAL INCOME TAX BASIS OF INVESTMENTS

Then cost and unrealized appreciation (depreciation) in value of the investment securities owned at April 30, 2002, as computed on a federal income tax basis, are as follows:

Aggregate cost                                      $26,101,738
==================================================================
Gross unrealized appreciation                       $ 4,491,159
Gross unrealized depreciation                        (3,879,932)
------------------------------------------------------------------
Net unrealized appreciation                           $ 611,227
==================================================================

6. SHARES OF BENEFICIAL INTEREST

The  Declaration  of Trust permits the Trustees to issue an unlimited  number of
full  and  fractional  shares  of  beneficial   interest  (without  par  value).
Transactions in shares of beneficial interest were as follows:

                                                                           SIX MONTHS ENDED       YEAR ENDED
                                                                            APRIL 30, 2002        OCTOBER 31,
                                                                              (unaudited)            2001
=============================================================================================================
CLASS A
Shares sold                                                                     160,194             376,540
Shares issued to shareholders from reinvestment of distributions                     --             362,079
Shares repurchased                                                             (183,097)           (392,995)
-------------------------------------------------------------------------------------------------------------
Class A net increase (decrease)                                                 (22,903)            345,624
=============================================================================================================
CLASS B
Shares sold                                                                      21,529              50,390
Shares issued to shareholders from reinvestment of distributions                     --              21,505
Shares repurchased                                                               (7,365)            (18,682)
-------------------------------------------------------------------------------------------------------------
Class B net increase                                                             14,164              53,213
=============================================================================================================
CLASS L**
Shares sold                                                                      42,357              35,831
Shares issued to shareholders from reinvestment of distributions                     --               2,028
Shares repurchased                                                               (2,827)             (5,763)
-------------------------------------------------------------------------------------------------------------
Class L net increase                                                             39,530              32,096
=============================================================================================================

** SEPTEMBER 22, 2000 (COMMENCEMENT OF OPERATIONS)



  17 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND | 2002 Semi-annual Report
                                to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

7. ASSUMPTION OF EXPENSES

The Manager has voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the six months ended April 30, 2002, which amounted to $70,172, to maintain a voluntary expense limitation of average daily net assets of 1.35%, 2.10% and 2.10% for Class A, Class B and Class L shares, respectively. These voluntary expense limitations may be discontinued at any time.





















  18 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND | 2002 Semi-annual Report
                                to Shareholders

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

SMITH BARNEY
SMALL CAP GROWTH OPPORTUNITIES FUND

    TRUSTEES AND OFFICERS                 INVESTMENT MANAGER
    Elliott J. Berv                       Smith Barney Fund Management LLC
    Donald M. Carlton
    A. Benton Cocanougher
    Mark T. Finn                          DISTRIBUTOR
    R. Jay Gerken*                        Salomon Smith Barney Inc.
    Riley C. Gilley
    Stephen Randolph Gross
    Diana R. Harrington                   CUSTODIAN
    Susan B. Kerley                       State Street Bank &
    Heath B. McLendon*                      Trust Company
    Alan G. Merten
    C. Oscar Morong, Jr.
    R. Richardson Pettit                  TRANSFER AGENT
    Walter E. Robb, III                   Travelers Bank & Trust, fsb.
    E. Kirby Warren                       125 Broad Street, 11th Floor
    William S. Woods, Jr.**               New York, New York 10004


    PRESIDENT                             SUB-TRANSFER AGENT
    R. Jay Gerken*                        PFPC Global Fund Services
                                          P.O. Box 9699
                                          Providence, Rhode Island
    SECRETARY                             02940-9699
    Robert I. Frenkel*


    SENIOR VICE PRESIDENT AND CHIEF
    ADMINISTRATIVE OFFICER
    Lewis E. Daidone*


    TREASURER
    Irving David*

    CONTROLLER
    Frances Guggino*

     * Affiliated Person of
       Investment Manager
    ** Trustee Emeritus

     SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                   This report is submitted for general
                                   information of the shareholders of Smith
                                   Barney Small Cap Growth Opportunities Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.


                                   SMITH BARNEY Small Cap
                                     Growth Opportunities Fund
                                   Smith Barney Mutual Funds
                                   125 Broad Street, MF-2
                                   New York, New York 10004



                                   For complete information on any Smith Barney
                                   Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

                                   www.smithbarney.com/mutualfunds




                                   SALOMONSMITHBARNEY
                                   -------------------------------
                                     A member of citigroup[graphic]


                                   Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


                                   FD02556 6/02

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                              CAPITAL PRESERVATION
                                      FUND
--------------------------------------------------------------------------------

                      SEMI-ANNUAL REPORT | APRIL 30, 2002





                                    Smith Barney
                            [LOGO]  Mutual Funds
                 Your Serious Money. Professionally Managed.(SM)


          -----------------------------------------------------------
          NOT FDIC INSURED  o  NOT BANK GUARANTEED  o  MAY LOSE VALUE
          -----------------------------------------------------------

Semi-Annual Report  o  April 30, 2002

SMITH BARNEY CAPITAL PRESERVATION FUND

--------------------------------------------------------------------------------
      WHAT'S INSIDE
      Letter to Our Shareholders .............................  1
      Schedule of Investments ................................  3
      Statement of Assets and Liabilities ....................  4
      Statement of Operations ................................  5
      Statement of Changes in Net Assets .....................  6
      Notes to Financial Statements ..........................  7
      Financial Highlights ................................... 11
--------------------------------------------------------------------------------

                                    Smith Barney
                            [LOGO]  Mutual Funds
                 Your Serious Money. Professionally Managed.(SM)

  ----------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
  ----------------------------------------------------------------------------

DEAR SHAREHOLDER:

Enclosed is the semi-annual report for the Smith Barney Capital Preservation Fund (the "Fund") for the period ended April 30, 2002. In this report, we have summarized what Smith Barney Fund Management LLC, the Fund's manager (the "Manager"), believes to be the period's prevailing economic conditions and briefly outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

INVESTMENT STRATEGY

The Smith Barney Capital Preservation Fund has an Offering Period, a Guarantee Period and a Post Guarantee Period(1). During the Guarantee Period, which commenced on May 14, 2002, the Fund seeks some capital growth, while preserving principal. Under normal market conditions, during the Guarantee Period the Fund's assets are allocated between:

o An equity component, consisting primarily of common stocks, with an emphasis on stocks of large capitalization companies, and

o  A fixed income component, consisting primarily of U.S. Government securities.

The Manager uses a proprietary model to determine, on an ongoing basis, the percentage of assets allocated to the equity component and to the fixed income component. The model evaluates a number of factors, including, but not limited to:

o the market value of the Fund's assets as compared to the aggregate guaranteed amount;

o  the prevailing level of interest rates;

o  equity market volatility; and

o  the length of time remaining until the guarantee maturity date.

The model will determine the initial allocation between the equity component and the fixed income component on the first day of the Guarantee Period and will evaluate the allocations on a periodic basis thereafter(2). Generally, as the market value of the equity component rises, more assets are allocated to the equity component, and as the market value of the equity component declines, more assets are allocated to the fixed income component.

In addition, the terms of a Financial Guarantee Agreement executed in connection with the Guarantee impose certain limitations on the manner in which the Fund may be managed during the Guarantee Period. The Financial Guarantee Agreement could limit the Manager's ability to alter the management of the Fund during the Guarantee Period in response to changing market conditions.

----------
(1) PROVIDED THAT ALL DIVIDENDS AND DISTRIBUTIONS RECEIVED FROM THE FUND HAVE BEEN REINVESTED AND NO SHARES HAVE BEEN REDEEMED BY A SHAREHOLDER, THE FUND GUARANTEES THAT THE VALUE OF THE SHAREHOLDER'S ACCOUNT ON THE GUARANTEE MATURITY DATE WILL BE NO LESS THAN THE VALUE OF THAT SHAREHOLDER'S ACCOUNT AS OF THE CLOSE OF BUSINESS OF THE DAY BEFORE THE GUARANTEE PERIOD LESS CERTAIN EXPENSES. IF YOU CHOOSE TO REDEEM YOUR INVESTMENT ON ANY DAY OTHER THAN THE GUARANTEE MATURITY DATE, THE AMOUNT RETURNED COULD BE LESS THAN THAT INVESTED. IF YOU SELL YOUR SHARES DURING THE GUARANTEE PERIOD, SHARES ARE REDEEMED AT THE CURRENT NAV, WHICH MAY BE MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. THE GUARANTEE IS BASED ON THE AMOUNT INVESTED AS OF THE FIRST DAY OF THE GUARANTEE PERIOD, AND DOES NOT APPLY TO ANY EARNINGS REALIZED DURING THE GUARANTEE PERIOD. AS WITH THE SALE OF ANY SECURITIES, A TAXABLE EVENT MAY OCCUR IF THE FUND LIQUIDATES SECURITIES FOR ASSET ALLOCATION PURPOSES OR AT THE END OF THE GUARANTEE PERIOD. PLEASE KEEP IN MIND THAT THE FUND'S NAV WILL FLUCTUATE AND THE FUND'S ABILITY TO PAY SHAREHOLDERS THE GUARANTEED AMOUNT DEPENDS ON THE FINANCIAL CONDITION OF THE GUARANTOR. AFTER THE GUARANTEE PERIOD ENDS, YOUR INVESTMENT WILL NO LONGER BE PROTECTED BY THE GUARANTEE AND WILL BE SUBJECT TO POSSIBLE LOSS OF PRINCIPAL. PLEASE SEE THE FUND'S CURRENT PROSPECTUS FOR MORE DETAILS ABOUT THE GUARANTEE ARRANGEMENT.

(2) USE OF THE FIXED INCOME COMPONENT DURING THE GUARANTEE PERIOD WILL REDUCE THE FUND'S ABILITY TO PARTICIPATE AS FULLY IN UPWARD EQUITY MARKET MOVEMENTS, AND THEREFORE REPRESENTS SOME LOSS OF OPPORTUNITY, OR OPPORTUNITY COST, COMPARED TO A PORTFOLIO THAT IS MORE HEAVILY INVESTED IN EQUITIES. IF THE VALUE OF THE STOCK COMPONENT WERE TO DECLINE SUBSTANTIALLY DURING THE GUARANTEE PERIOD OR UPON THE OCCURRENCE OF CERTAIN NON-MARKET-RELATED EVENTS, THE FUND MAY BE COMPLETELY AND IRREVERSIBLY 100% REALLOCATED TO FIXED INCOME. PLEASE SEE THE FUND'S PROSPECTUS FOR MORE INFORMATION.



1 SMITH BARNEY CAPITAL PRESERVATION FUND |
                                         2002 Semi-annual Report to Shareholders

MARKET UPDATE AND OUTLOOK

While the economy showed marked signs of strength in the beginning of 2002, some market pundits remained concerned that increased corporate purchasing activity was the result of inventory building rather than consumer demand and that rapid economic expansion was unlikely. During the portion of the period covered by this report, U.S. equity markets were generally volatile. Consequently, some market experts suggested a "double dip recession," in which the economy bottoms twice in rapid succession, may occur.

Nevertheless, the Manager believes a new bull market began on September 21st and it remains positive for several reasons. The technology stock mania led The Nasdaq Composite Index(3) (the "Nasdaq") to over 5,000 two years ago. This mania was broken through a series of downward waves, pushing the Nasdaq to 1,600 in March 2001, and then to a secondary bottom a few percentage points below that level in September 2001 following the tragedies of September 11th. Following these events, many investors have kept a larger percentage of their investments in money market instruments. The Manager believes that the breaking of the technology mania was a necessary precondition to usher in a new bull market.

Bull markets have tended to be fed by liquidity--the availability of money and credit. Last year, the U.S. Federal Reserve Board ("Fed") aggressively reduced short-term interest rates several times, bringing rates to a 40-year low, well below 2%. Historically, high levels of liquidity, strong growth in money supply and low interest rates have been quite bullish for the stock market.

Bear markets often purge the excesses of the previous bull market. One of the important issues of the last bull market, which the Manager believes ended in March 2000, was in the area of accounting. It has been reported that many companies used a variety of accounting techniques in an attempt to smooth their quarterly earnings. It appears that some investors now believe companies are improving their accounting standards and that accounting concerns are priced into many stocks.

In summary, the Manager believes the combination of: (1) the end of the technology mania, (2) high liquidity, and (3) very low interest rates may set the stage for a recovery. In the Manager's opinion, this recovery may be in its early stages. Given the continued strength in consumer spending and the dramatic draw-down in corporate inventory that occurred last year, the Manager feels an economic recovery may have staying power.

One of the most powerful features of the Smith Barney Capital Preservation Fund is its ability to offer investors some growth potential if the stock markets perform well and principal protection if some markets fall.

In closing, we thank you for investing in the Smith Barney Capital Preservation Fund and your continued confidence in our investment approach.

Sincerely,

/s/ R. Jay Gerken
-----------------
R. Jay Gerken
President

MAY 13, 2002

THE INFORMATION PROVIDED IN THIS LETTER REPRESENTS THE OPINION OF THE FUND MANAGER AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE FUND OR THE PERCENTAGE OF THE FUND'S ASSETS HELD IN VARIOUS SECTORS WILL REMAIN THE SAME. PLEASE REFER TO PAGE 3 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE FUND'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE FUND'S HOLDINGS IS AS OF APRIL 30, 2002 AND WILL CHANGE AS THE FUND ENTERS THE GUARANTEE PERIOD.



----------
(3) THE NASDAQ COMPOSITE INDEX IS A MARKET-VALUE WEIGHTED INDEX, WHICH MEASURES ALL SECURITIES LISTED ON THE NASDAQ STOCK MARKET. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.



2 SMITH BARNEY CAPITAL PRESERVATION FUND |
                                         2002 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)                               APRIL 30, 2002
--------------------------------------------------------------------------------

      FACE
     AMOUNT          SECURITY                                                              VALUE
-------------------------------------------------------------------------------------------------------
AGENCY DISCOUNT NOTES -- 47.3%
   $250,000,000     Fannie Mae, 1.64% due 5/1/02
                     (Cost -- $250,000,000)                                              $250,000,000
-------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 37.8%
    200,000,000     U.S. Treasury Bills 1.65% due 5/2/02
                     (Cost -- $199,990,833)                                               199,990,833
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 14.9%
     78,553,000      State Street Repurchase Agreement 1.83% due 5/1/02 Proceeds
                     at maturity -- $78,556,993;  (Fully  collateralized  by US
                     Treasury Bills, Zero Coupon due 10/10/02;
                     Market value -- $80,815,000) (Cost -- $78,553,000)                    78,553,000
-------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                     (Identified Cost -- $528,543,833)                                   $528,543,833
-------------------------------------------------------------------------------------------------------






                       SEE NOTES TO FINANCIAL STATEMENTS.



3 SMITH BARNEY CAPITAL PRESERVATION FUND |
                                         2002 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                   APRIL 30, 2002
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $528,543,833)                                  $528,543,833
     Cash                                                                                   721
     Interest receivable                                                                  3,993
     Receivable for shares of beneficial interest sold                               72,607,359
     Receivable from the Manager                                                        132,425
-----------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                   601,288,331
-----------------------------------------------------------------------------------------------
LIABILITIES:
     Dividends payable                                                                  106,870
     Payable for shares of beneficial interest repurchased                               65,797
     Distribution fees payable (Note 2)                                                  58,441
     Accrued expenses                                                                   215,202
-----------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                  446,310
-----------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                   $600,842,021
-----------------------------------------------------------------------------------------------
NET ASSETS:
     Par value of shares of beneficial interest                                    $        527
     Capital paid in excess of par value                                            600,841,494
-----------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                   $600,842,021
-----------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
     Class A                                                                          6,405,743
     ------------------------------------------------------------------------------------------
     Class B                                                                         36,432,330
     ------------------------------------------------------------------------------------------
     Class L                                                                          9,867,367
     ------------------------------------------------------------------------------------------
NET ASSET VALUE:
     Class A (and redemption price)                                                      $11.40
     ------------------------------------------------------------------------------------------
     Class B *                                                                           $11.40
     ------------------------------------------------------------------------------------------
     Class L **                                                                          $11.40
     ------------------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)                   $12.00
     ------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                   $11.52
-----------------------------------------------------------------------------------------------

 * REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE (SEE NOTE 2).

** REDEMPTION  PRICE IS
   NAV OF CLASS L AND O SHARES REDUCED BY 1.00% CDSC IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.






                       SEE NOTES TO FINANCIAL STATEMENTS.



4 SMITH BARNEY CAPITAL PRESERVATION FUND |
                                         2002 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

FOR THE PERIOD APRIL 3, 2002 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2002

INVESTMENT INCOME:
     Interest Income                                                                    $326,217
-------------------------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                                             81,818
     Distribution fees Class A (Note 2)                                                    7,114
     Distribution fees Class B (Note 2)                                                  159,311
     Distribution fees Class L (Note 2)                                                   46,001
     Blue sky fees                                                                       147,350
     Registration fees                                                                    55,273
     Custody fees                                                                         35,000
     Directors' fees                                                                      15,000
     Shareholder communications                                                           15,000
     Legal fees                                                                           14,286
     Audit fees                                                                            7,143
     Transfer agent fees                                                                   2,500
     Other                                                                                 1,749
-------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                      587,545
     Less: Aggregate amount waived by the Manager and Distributor (Note 2)              (235,802)
     Less: Expenses assumed by the Manager (Note 8)                                     (132,425)
-------------------------------------------------------------------------------------------------
     NET EXPENSES                                                                        219,318
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                    106,899
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Gain From:
        Security (excluding short-term securities) and foreign currency transactions          --
-------------------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                                                  --
-------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                                       --
-------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                                                  $106,899
-------------------------------------------------------------------------------------------------




                       SEE NOTES TO FINANCIAL STATEMENTS.



5 SMITH BARNEY CAPITAL PRESERVATION FUND |
                                         2002 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD APRIL 3, 2002
                                                                         (COMMENCEMENT OF OPERATIONS)
                                                                               TO APRIL 30, 2002
                                                                                  (unaudited)
-----------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                                       $    106,899
     Net realized gain                                                                     --
     Increase in net unrealized appreciation                                               --
-----------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM OPERATIONS                                           106,899
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                           (106,899)
--------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                       (106,899)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sales of shares                                            602,637,993
     Net asset value of shares issued for reinvestment of dividends                        --
     Cost of shares reacquired                                                     (1,795,972)
-----------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                          600,842,021
-----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                            600,842,021
NET ASSETS:
     Beginning of year                                                                     --
-----------------------------------------------------------------------------------------------------
     END OF YEAR*                                                                $600,842,021
-----------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                                         --
-----------------------------------------------------------------------------------------------------





                       SEE NOTES TO FINANCIAL STATEMENTS.



6 SMITH BARNEY CAPITAL PRESERVATION FUND |
                                         2002 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


1. Significant Accounting Policies

The Smith Barney Capital Preservation Fund (the "Fund"), a separate investment fund of Smith Barney Trust II (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on April 3, 2002.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board of Trustees. Equity securities that are traded primarily on a domestic, foreign exchange, or the Nasdaq Stock Market are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Options are generally valued at the mean of the quoted bid and asked prices. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the board of trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the board of trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the board of trustees; (c) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation (although the Fund generally does not expect to hold investments denominated in foreign currencies). Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (i) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement, Distribution Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.35% of the average daily net assets during the offering period and 0.75% of the average daily net assets during the Guarantee Period. This fee is calculated daily and paid monthly.The management fee amounted to $81,818 all of which was voluntarily waived for the period ended April 30, 2002.



7 SMITH BARNEY CAPITAL PRESERVATION FUND |
                                         2002 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the period ended April 30, 2002, the Fund paid transfer agent fees of $0 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the period ended April 30, 2002, SSB and its affiliates received brokerage commissions of $0 for the Fund's portfolio agency transactions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate.

For the period ended April 30, 2002, SSB received sales charges of approximately $1,131,000 and $1,030,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the period ended April 30, 2002, CDSCs paid to SSB were approximately:

                             CLASS A      CLASS B      CLASS L
--------------------------------------------------------------------------------
CDSCs                          $--        $7,000        $--
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class A, B and L shares calculated at the annual rate of .25%, 1.00% and 1.00% of the average daily net assets of each class, respectively. Classes B and L waived 0.75% of this distribution fee during the offering period. For the period ended April 30, 2002, total Distribution Plan fees were:

                               DISTRIBUTION      DISTRIBUTION
                                 PLAN FEES     PLAN FEES WAIVED
--------------------------------------------------------------------------------
Class A                          $  7,114           $     --
--------------------------------------------------------------------------------
Class B                          $159,311           $119,483
--------------------------------------------------------------------------------
Class L                          $ 46,001           $ 34,501
--------------------------------------------------------------------------------

All officers and two Trustees of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the period  ended April 30, 2002,  the  aggregate  cost of purchases  and
proceeds  from  sales  of  investments  (including  maturities,   but  excluding
short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                              $  --
--------------------------------------------------------------------------------
Sales                                                     --
--------------------------------------------------------------------------------

At April 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                          $  --
Gross unrealized depreciation                             --
--------------------------------------------------------------------------------
Net unrealized appreciation/(depreciation)                --
--------------------------------------------------------------------------------

4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of the each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

8 SMITH BARNEY CAPITAL PRESERVATION FUND |
                                         2002 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At April 30, 2002, the Fund had no open futures contracts.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At April 30, 2002, the Fund held no purchased call options or purchased put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

No written covered call/put option transactions occurred during the period ended April 30, 2002.

6. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

7. The Guarantee

Provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed by a shareholder, the Fund guarantees that on the Guarantee Maturity Date, as described in the prospectus, each shareholder will be entitled to redeem his or her shares for an amount no less than the value of that shareholder's account as of the close of business on May 13, 2002, less certain expenses. The Fund's guarantee is backed by an unconditional and irrevocable financial guarantee from Ambac Assurance Corporation (the "Guarantor") pursuant to a financial guarantee insurance policy issued by the Guarantor for the benefit of the shareholders of the Fund. The fund will pay to the Guarantor a fee equal to 0.75% of the average daily net assets of the Fund during the Guarantee Period for providing the financial guarantee insurance policy. Please see the prospectus for more information relating to the guarantee arrangement.

8. Assumption of Expenses

The Manager has voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the period ended April 30, 2002, which amounted to $132,425. This voluntary expense limitation may be discontinued at any time.



9 SMITH BARNEY CAPITAL PRESERVATION FUND |
                                         2002 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

9. Shares of Beneficial Interest

At April 30, 2002, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.0001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

At April 30, 2002, total paid-in capital amounted to the following for each class:

                                 CLASS A            CLASS B           CLASS L
--------------------------------------------------------------------------------
Total paid-in Capital          $73,025,469        415,328,568       112,487,984
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                FOR THE PERIOD APRIL 3, 2002
                                               (COMMENCEMENT OF OPERATIONS) TO
                                                       APRIL 30, 2002
                                                         (UNAUDITED)
                                             -----------------------------------
                                                SHARES                 AMOUNT
--------------------------------------------------------------------------------
CLASS A
Shares sold                                   6,411,931             $73,096,017
Shares issued on reinvestment                        --                      --
Shares reacquired                                (6,188)                (70,548)
--------------------------------------------------------------------------------
Net Increase                                  6,405,743             $73,025,469
--------------------------------------------------------------------------------
CLASS B
Shares sold                                  36,572,301            $416,924,233
Shares issued on reinvestment                        --                      --
Shares reacquired                              (139,971)             (1,595,665)
--------------------------------------------------------------------------------
Net Increase                                 36,432,330            $415,328,568
--------------------------------------------------------------------------------
CLASS L
Shares sold                                   9,878,749            $112,617,743
Shares issued on reinvestment                        --                      --
Shares reacquired                               (11,382)               (129,759)
--------------------------------------------------------------------------------
Net Increase                                  9,867,367            $112,487,984
--------------------------------------------------------------------------------



10 SMITH BARNEY CAPITAL PRESERVATION FUND |
                                         2002 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:

                                                  FOR THE PERIOD APRIL 3, 2002
                                                (COMMENCEMENT OF OPERATIONS) TO
                                                         APRIL 30, 2002
CLASS A SHARES                                             (unaudited)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                                        0.001
  Net realized and unrealized gain (loss)                        --
--------------------------------------------------------------------------------
Total Income From Operations                                   0.001
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                       (0.001)
  Net realized gains                                             --
--------------------------------------------------------------------------------
Total Distributions                                           (0.001)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $11.40
--------------------------------------------------------------------------------
TOTAL RETURN                                                   0.06%**
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                            $73,025
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                                     0.74%*
  Net investment income                                        0.78%*
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                           --
--------------------------------------------------------------------------------

NOTE: IF AGENTS OF THE FUND FOR THE PERIODS INDICATED HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

  Net investment loss per share                              $(0.006)
  RATIOS:
  Expenses to average net assets                               2.86%*
  Net investment loss to average net assets                   (1.34)%*
--------------------------------------------------------------------------------
 *  ANNUALIZED
**  NOT ANNUALIZED





                       SEE NOTES TO FINANCIAL STATEMENTS.



11 SMITH BARNEY CAPITAL PRESERVATION FUND |
                                         2002 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:

                                                  FOR THE PERIOD APRIL 3, 2002
                                                (COMMENCEMENT OF OPERATIONS) TO
                                                         APRIL 30, 2002
CLASS B SHARES                                             (unaudited)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                                         0.001
  Net realized and unrealized gain (loss)                         --
--------------------------------------------------------------------------------
Total Income From Operations                                    0.001
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                          (0.001)
  Net realized gains                                              --
--------------------------------------------------------------------------------
Total Distributions                                            (0.001)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $11.40
--------------------------------------------------------------------------------
TOTAL RETURN                                                    0.03%**
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (MILLIONS)                        $415,329
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                                      1.05%*
  Net investment income                                         0.47%*
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                           --
--------------------------------------------------------------------------------

NOTE: IF AGENTS OF THE FUND FOR THE PERIODS INDICATED HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

  Net investment loss per share                               $(0.006)
  RATIOS:
  Expenses to average net assets                                3.17%*
  Net investment loss to average net assets                    (1.65)%*
--------------------------------------------------------------------------------
 *  ANNUALIZED
**  NOT ANNUALIZED




                       SEE NOTES TO FINANCIAL STATEMENTS.



12 SMITH BARNEY CAPITAL PRESERVATION FUND |
                                         2002 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:

                                                  FOR THE PERIOD APRIL 3, 2002
                                                (COMMENCEMENT OF OPERATIONS) TO
                                                         APRIL 30, 2002
CLASS L SHARES                                             (unaudited)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                                         0.001
  Net realized and unrealized gain (loss)                         --
--------------------------------------------------------------------------------
Total Income From Operations                                    0.001
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                        (0.001)
  Net realized gains                                              --
--------------------------------------------------------------------------------
Total Distributions                                            (0.001)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $11.40
--------------------------------------------------------------------------------
TOTAL RETURN                                                    0.03%**
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                            $112,488
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                                      1.05%*
  Net investment income                                         0.47%*
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                           --
--------------------------------------------------------------------------------

NOTE: IF AGENTS OF THE FUND FOR THE PERIODS INDICATED HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

  Net investment loss per share                               $(0.006)
  RATIOS:
  Expenses to average net assets                                3.17%*
  Net investment loss to average net assets                    (1.65)%*
--------------------------------------------------------------------------------
 *  ANNUALIZED
**  NOT ANNUALIZED




                       SEE NOTES TO FINANCIAL STATEMENTS.



13 SMITH BARNEY CAPITAL PRESERVATION FUND |
                                         2002 Semi-annual Report to Shareholders

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






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






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


--------------------------------------------------------------------------------
SMITH BARNEY
CAPITAL PRESERVATION FUND
--------------------------------------------------------------------------------


    TRUSTEES & OFFICERS              INVESTMENT ADVISER
    Elliott J. Berv                  Smith Barney Fund Management LLC
    Donald M. Carlton
    A. Benton Cocanougher            DISTRIBUTOR
    Mark T. Finn                     Salomon Smith Barney Inc.
    R. Jay Gerken*                   PFS Distributors, Inc.
    Riley C. Gilley
    Stephen Randolph Gross           CUSTODIAN
    Diana R. Harrington              State Street Bank & Trust Company
    Susan B. Kerley
    Heath B. McLendon*               TRANSFER AGENT
    Alan G. Merten                   Travelers Bank & Trust, fsb.
    C. Oscar Morong, Jr.             125 Broad Street, 11th Floor
    R. Richardson Pettit             New York, New York 10004
    Walter E. Robb, III
    E. Kirby Warren                  SUB-TRANSFER AGENT
    William S. Woods, Jr.**          PFPC Global Fund Services
                                     P.O. Box 9699
    PRESIDENT                        Providence, Rhode Island
    R. Jay Gerken*                   02940-9699

    SECRETARY
    Robert I. Frenkel*

    SENIOR VICE PRESIDENT
    AND CHIEF
    ADMINISTRATIVE OFFICER
    Lewis E. Daidone*

    TREASURER
    Irving David*

    CONTROLLER
    Frances Guggino*


  * Affiliated Person of
    Investment  Manager
 ** Trustee Emeritus

     SMITH BARNEY CAPITAL PRESERVATION FUND
--------------------------------------------------------------------------------


This report is submitted for the general information of shareholders of Smith Barney Capital Preservation Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information. If used as sales material after July 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY CAPITAL PRESERVATION FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.



www.smithbarney.com/mutualfunds




          SALOMONSMITHBARNEY
----------------------------
A member of citigroup [LOGO]


Salomon Smith Barney is a service mark of Salomon
Smith Barney Inc.



FD02570 6/02